Exhibit 4.8

PURCHASE AGREEMENT NUMBER PA-03981

between

The Boeing Company

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Relating to Boeing Model 737-8 Aircraft

(Contract Reference No. 15SIES2016US)

GUN-PA-03981	PA Page 1
BOEING PROPRIETARY
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TABLE OF CONTENTS

ARTICLES

Article 1.	Quantity, Model and Description	PA Page 4

Article 2.	Delivery Schedule	PA Page 4

Article 3.	Price	PA Page 4

Article 4.	Payment	PA Page 4

Article 5.	Additional Terms	PA Page 5

TABLE

1.	Aircraft Information Table	PA Page 5

EXHIBIT

A.	Aircraft Configuration	EXA Page 2

B.	Aircraft Delivery Requirements and Responsibilities	EXB Page 2

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	AE1 Page 1

BFE1.	BFE Variables	BFE1 Page 1

CS1.	Customer Support Variables	CS1 Page 1

EE1.	Engine Warranty and Patent Indemnity	EE1 Page 1

SLP1.	Service Life Policy Components	SLP1 Page 1

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TABLE OF CONTENTS

LETTER AGREEMENTS

LA-1301175	Performance Guarantees

LA-1301176	Integrated Performance Remedy – PG Attachment A

LA-1301177	Integrated Performance Remedy – PG Attachment B

LA-1303700	Liquidated Damages Non-Excusable Delay

LA-1303703	Spare Parts Initial Provisioning

LA-1303705	Special Escalation Program

LA-1303706	Boeing BFE Purchase

LA-1303707	Government Approval

LA-1303708	Loading of Customer Software

LA-1303709	Open Matters

LA-1303710	Aircraft Model Substitution

LA-1303711	Promotional Support

LA-1303712	Seller Purchased Equipment

LA-1303713	Installation of Cabin Systems Equipment

LA-1303714	Clarifications and Understandings

LA-1303715	CASC Volume Agreement

LA-1303716	Airworthiness Directive Cost Participation Program

LA-1303717	Payment Matters

LA-1502329	Used Aircraft Trade-in Matters

LA-1502330	Purchase and Trade-in Framework Agreement

LA-1502331	AGTA Matters

LA-1502888	Special Matters

LA-1504068	Customer Support Matters

GUN-PA-03981	PA Page 3
BOEING PROPRIETARY
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Purchase Agreement No. PA-03981

between

The Boeing Company

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

This Purchase Agreement No. PA-03981 between The Boeing Company, a Delaware corporation, (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. As consenting party (Consenting Party) relating to the purchase and sale of Model 737-8 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 19, 2000, between Boeing and Consenting Party (formerly known as China Southern Airlines Group Import and Export Trading Corp., Ltd.), identified as AGTA-GUN (AGTA). All capitalized terms used but not defined in this Purchase Agreement have the same meaning as in the AGTA, except that the term “Customer” in this Purchase Agreement shall mean “Buyer” in the AGTA.

1.	Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-8 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1           Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2           Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated using the 737-8 Airframe Price and average optional features

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BOEING PROPRIETARY
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price as of the date of this Purchase Agreement escalated at a rate of three percent (3%) per year to the scheduled delivery year.

4.	Payment.

4.1           Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2           The standard advance payment schedule for the Model 737-8 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [******* ***************] less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3           For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4           Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1           Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2           Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3           Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4           Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has not taken possession of a Boeing Model 737-8 aircraft whether such Model 737-8 aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. If prior to the delivery of Customer’s first Aircraft, Customer has taken possession of a Model 737-8 aircraft, Boeing will revise the Entitlements to reflect the level of support normally provided by Boeing to operators already operating such aircraft. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of Model 737-8 aircraft.

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BOEING PROPRIETARY
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5.5           Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6           Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7           Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8           Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

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BOEING PROPRIETARY
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Table 1 To

Purchase Agreement No. PA-03981

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	167600 pounds	Detail Specification:	D019A008-K (5/29/2015)
Engine Model/Thrust:	CFMLEAP-1B27	26400 pounds	Airframe Price Base Year/Escalation Formula:	[********]	[********]
Airframe Price:		[********]	Engine Price Base Year/Escalation Formula:	[********]	[********]
Optional Features:		[********]
Sub-Total of Airframe and Features:		[********]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[********]	Base Year Index (ECI):	[********]
Aircraft Basic Price (Excluding BFE/SPE):		[********]	Base Year Index (ICI):	[********]
Buyer Furnished Equipment (BFE) Estimate:		[********]
Seller Purchased Equipment (SPE) Estimate:		[********]

Refundable Deposit/Aircraft at Proposal Accept:			[********]

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	[********]	[********]	[********]	[********]	[********]
Date	Aircraft	(Airframe)	Price Per A/P	[********]	[********]	[********]	[********]	[********]
Oct-2017	1		[********]	[********]	[********]	[********]	[********]	[********]
Nov-2017	2		[********]	[********]	[********]	[********]	[********]	[********]
Dec-2017	3		[********]	[********]	[********]	[********]	[********]	[********]
Jan-2018	1		[********]	[********]	[********]	[********]	[********]	[********]
Mar-2018	1		[********]	[********]	[********]	[********]	[********]	[********]
Jun-2018	1		[********]	[********]	[********]	[********]	[********]	[********]
Aug-2018	2		[********]	[********]	[********]	[********]	[********]	[********]
Oct-2018	2		[********]	[********]	[********]	[********]	[********]	[********]
Nov-2018	2		[********]	[********]	[********]	[********]	[********]	[********]
Dec-2018	1		[********]	[********]	[********]	[********]	[********]	[********]
Jan-2019	1		[********]	[********]	[********]	[********]	[********]	[********]
Feb-2019	1		[********]	[********]	[********]	[********]	[********]	[********]
Apr-2019	2		[********]	[********]	[********]	[********]	[********]	[********]

GUN-PA-03981 81153-1F.TXT	Boeing Proprietary	Page 1

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Table 1 To

Purchase Agreement No. PA-03981

Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	[********]	[********]	[********]	[********]	[********]
Date	Aircraft	(Airframe)	Price Per A/P	[********]	[********]	[********]	[********]	[********]
Jun-2019	1		[********]	[********]	[********]	[********]	[********]	[********]
Jul-2019	3		[********]	[********]	[********]	[********]	[********]	[********]
Aug-2019	3		[********]	[********]	[********]	[********]	[********]	[********]
Sep-2019	2		[********]	[********]	[********]	[********]	[********]	[********]
Oct-2019	1		[********]	[********]	[********]	[********]	[********]	[********]
Nov-2019	2		[********]	[********]	[********]	[********]	[********]	[********]
Jan-2020	2		[********]	[********]	[********]	[********]	[********]	[********]
Jul-2020	2		[********]	[********]	[********]	[********]	[********]	[********]
Sep-2020	1		[********]	[********]	[********]	[********]	[********]	[********]
Nov-2020	1		[********]	[********]	[********]	[********]	[********]	[********]
Dec-2020	2		[********]	[********]	[********]	[********]	[********]	[********]
Jan-2021	1		[********]	[********]	[********]	[********]	[********]	[********]
Mar-2021	1		[********]	[********]	[********]	[********]	[********]	[********]
Apr-2021	1		[********]	[********]	[********]	[********]	[********]	[********]
May-2021	1		[********]	[********]	[********]	[********]	[********]	[********]
Jun-2021	1		[********]	[********]	[********]	[********]	[********]	[********]
Jul-2021	1		[********]	[********]	[********]	[********]	[********]	[********]
Aug-2021	1		[********]	[********]	[********]	[********]	[********]	[********]
Sep-2021	1		[********]	[********]	[********]	[********]	[********]	[********]
Oct-2021	1		[********]	[********]	[********]	[********]	[********]	[********]
Dec-2021	1		[********]	[********]	[********]	[********]	[********]	[********]

Total:	50

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AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Exhibit A to Purchase Agreement Number PA-03981

GUN-PA-03981-EXA	EXA Page 1
BOEING PROPRIETARY
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Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is Boeing document number [**************] dated when released. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit  A. Such Detail Specification will be comprised of Boeing configuration specification [*************************************************], as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement GUN-PA-03981-LA-1303709 to the Purchase Agreement, entitled “Open Matters”.

GUN-PA-03981-EXA	EXA Page 2
BOEING PROPRIETARY
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AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Exhibit B to Purchase Agreement Number PA-03981

GUN-PA-03981-EXB	EXB Page 1
BOEING PROPRIETARY
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Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-8 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.           GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1          Airworthiness and Registration Documents. Not later than [*************] [****************] of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than [******************************] of each Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2          Certificate of Sanitary Construction.

1.2.1           U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2           Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [***************************************]. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3          Customs Documentation.

1.3.1           Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [****************] [*****************] of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import including the CAAC.

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1.3.2         General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [*************************] to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [*****************************************] of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3           Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.           Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than [**********] [***********************] of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.           NOTICE OF FLYAWAY CONFIGURATION.

Not later than [**********************************] of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;
(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;
(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;
(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and
(v)	a complete ferry flight itinerary.

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4.          DELIVERY ACTIONS BY BOEING.

4.1           Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2           Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3           Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4           Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	[***]

4.5           Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6           Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's subsidiary to Customer.

4.7           Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.          DELIVERY ACTIONS BY CUSTOMER.

5.1           Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2           Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3           Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4           TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for

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the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5           Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

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ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03981

GUN-PA-03981-AE1	AE1 Page 1
BOEING PROPRIETARY
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ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-8 AIRCRAFT

1.          Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[**************]

Where:

Pa = Airframe Price Adjustment. (For Models 737-600, 737-700, 737-800, 737-900, 737-900ER, 747-8, 777-200LR, 777-F, and 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

P = Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

[********]	[***]
[***]

Where:

[***] is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

[***] is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for [********************************************] [****************************************] calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

[*****]	[**]
[**]

GUN-PA-03981-AE1	AE1 Page 2
BOEING PROPRIETARY
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Where:

[***] is the base year index (as set forth in Table 1 of this Purchase Agreement); and

[**] is a value determined using the U.S. Department of Labor, Bureau of Labor [********************************************************************************************] ID [****************], calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

[***********************]

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of [************] will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of [**********]

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	[***] is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)	[***] is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

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(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.          Values to be Utilized in the Event of Unavailability.

2.1          If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2          Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3          In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4          If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in

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BOEING PROPRIETARY
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published index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

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BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03981

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	August 1, 2016

Galley Inserts	August 1, 2016

Seats (passenger)	August 1, 2016

Overhead & Audio System	August 1, 2016

In-Seat Video System	August 1, 2016

Miscellaneous Emergency Equipment	October 1, 2016

Cargo Handling Systems* (Single Aisle Programs only)	February 1, 2017

*For a new certification, supplier requires notification [*******************] prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before [***************] after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2.	On-dock Dates and Other Information.

On or before [**************************************], Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

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Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Oct 2017	1	08/22/17	08/15/17	06/23/17	08/15/17	08/15/17	08/15/17	05/09/17	08/01/17	04/06/17	07/17/17
Nov 2017	2	09/22/17	09/15/17	07/26/17	09/15/17	09/15/17	09/15/17	06/09/17	08/31/17	05/08/17	08/16/17
Dec 2017	3	10/20/17	10/13/17	08/23/17	10/13/17	10/13/17	10/13/17	07/10/17	09/29/17	06/06/17	09/14/17
Jan 2018	1	11/13/17	11/06/17	09/15/17	11/06/17	11/06/17	11/06/17	08/01/17	10/23/17	06/28/17	10/06/17
Mar 2018	1	01/22/18	01/15/18	11/14/17	01/15/18	01/15/18	01/15/18	09/29/17	12/22/17	08/28/17	12/07/17
Jun 2018	1	04/24/18	04/17/18	02/26/18	04/17/18	04/17/18	04/17/18	01/11/18	04/03/18	12/01/17	03/19/18
Aug 2018	2	06/22/18	06/15/18	04/26/18	06/15/18	06/15/18	06/15/18	03/13/18	06/01/18	02/08/18	05/17/18
Oct 2018	2	08/22/18	08/15/18	06/26/18	08/15/18	08/15/18	08/15/18	05/11/18	08/01/18	04/10/18	07/17/18
Nov 2018	2	09/24/18	09/17/18	07/27/18	09/17/18	09/17/18	09/17/18	06/13/18	09/03/18	05/11/18	08/17/18
Dec 2018	1	10/24/18	10/17/18	08/28/18	10/17/18	10/17/18	10/17/18	07/13/18	10/03/18	06/12/18	09/18/18
Jan 2019	1	11/22/18	11/15/18	09/26/18	11/15/18	11/15/18	11/15/18	08/13/18	11/01/18	07/11/18	10/17/18
Feb 2019	1	12/25/18	12/18/18	10/29/18	12/18/18	12/18/18	12/18/18	09/13/18	12/04/18	08/13/18	11/19/18
Apr 2019	2	02/20/19	02/13/19	12/25/18	02/13/19	02/13/19	02/13/19	11/09/18	01/30/19	10/09/18	01/15/19
Jun 2019	1	04/24/19	04/17/19	02/26/19	04/17/19	04/17/19	04/17/19	01/11/19	04/03/19	12/11/18	03/19/19
Jul 2019	3	05/22/19	05/15/19	03/26/19	05/15/19	05/15/19	05/15/19	02/08/19	05/01/19	01/08/19	04/16/19
Aug 2019	3	06/24/19	06/17/19	04/26/19	06/17/19	06/17/19	06/17/19	03/13/19	06/03/19	02/08/19	05/17/19
Sep 2019	2	07/24/19	07/17/19	05/28/19	07/17/19	07/17/19	07/17/19	04/12/19	07/03/19	03/12/19	06/18/19
Oct 2019	1	08/22/19	08/15/19	06/26/19	08/15/19	08/15/19	08/15/19	05/13/19	08/01/19	04/10/19	07/17/19
Nov 2019	2	09/24/19	09/17/19	07/29/19	09/17/19	09/17/19	09/17/19	06/13/19	09/03/19	05/13/19	08/19/19
Jan 2020	2	11/22/19	11/15/19	09/26/19	11/15/19	11/15/19	11/15/19	08/13/19	11/01/19	07/11/19	10/17/19
Jul 2020	2	05/22/20	05/15/20	03/26/20	05/15/20	05/15/20	05/15/20	02/11/20	05/01/20	01/09/20	04/16/20
Sep 2020	1	07/23/20	07/16/20	05/27/20	07/16/20	07/16/20	07/16/20	04/13/20	07/02/20	03/11/20	06/17/20
Nov 2020	1	09/23/20	09/16/20	07/28/20	09/16/20	09/16/20	09/16/20	06/12/20	09/02/20	05/12/20	08/18/20
Dec 2020	2	10/22/20	10/15/20	08/26/20	10/15/20	10/15/20	10/15/20	07/13/20	10/01/20	06/10/20	09/16/20

(Continued on next page)

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Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Jan 2021	1	11/24/20	11/17/20	09/28/20	11/17/20	11/17/20	11/17/20	08/13/20	11/03/20	07/13/20	10/19/20
Mar 2021	1	01/20/21	01/13/21	11/24/20	01/13/21	01/13/21	01/13/21	10/09/20	12/30/20	09/08/20	12/15/20
Apr 2021	1	02/22/21	02/15/21	12/25/20	02/15/21	02/15/21	02/15/21	11/11/20	02/01/21	10/09/20	01/15/21
May 2021	1	03/24/21	03/17/21	01/26/21	03/17/21	03/17/21	03/17/21	12/11/20	03/03/21	11/10/20	02/16/21
Jun 2021	1	04/22/21	04/15/21	02/24/21	04/15/21	04/15/21	04/15/21	01/11/21	04/01/21	12/09/20	03/17/21
Jul 2021	1	05/24/21	05/17/21	03/26/21	05/17/21	05/17/21	05/17/21	02/10/21	05/03/21	01/08/21	04/16/21
Aug 2021	1	06/23/21	06/16/21	04/27/21	06/16/21	06/16/21	06/16/21	03/12/21	06/02/21	02/09/21	05/18/21
Sep 2021	1	07/23/21	07/16/21	05/27/21	07/16/21	07/16/21	07/16/21	04/13/21	07/02/21	03/11/21	06/17/21
Oct 2021	1	08/24/21	08/17/21	06/28/21	08/17/21	08/17/21	08/17/21	05/13/21	08/03/21	04/12/21	07/19/21
Dec 2021	1	10/22/21	10/15/21	08/26/21	10/15/21	10/15/21	10/15/21	07/13/21	10/01/21	06/10/21	09/16/21
Total Aircraft	50

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3.          Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

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CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit CS1

to Purchase Agreement Number PA-03981

GUN-PA-03981-CS1	CS1 Page 1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1          Systems Differences Maintenance Course; [***********] [************************************]

1.2          Engine Run Maintenance Course; [****************************************] students;

1.3          Fiber Optics Maintenance Course; [*****************************];

1.4          Aircraft Rigging Course; [******************************];

1.5          Advanced Composite Repair Course; [*************************************].

1.6          Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including Interactive Media (formerly Computer Based Training Courseware), instrument panel wall charts, DVD programs, and Student Reference Guide, etc. will be provided for use in Customer's own training program.

2.	Flight Training.

2.1          Boeing will provide flight crew differences training to acquaint up to [*************************************] with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2          The schedule for performance engineer training is published twice yearly.

2.3          Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including Interactive Media (Flight Differences Computer Based Training Courseware), instrument panel wall charts, DVD Programs, Flight Attendant Manuals, etc. will be provided for use in Customer's own training program.

3.	Planning Assistance.

3.1          Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1           Maintenance Planning Assistance. Upon request, Boeing will provide [*******] on-site visit to Customer’s main base to assist with maintenance

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program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2           ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide [*******] on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3           GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4           Maintenance Engineering Evaluation. Upon request, Boeing will provide [**********] on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2          Spares.

(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)	Provisioning Training. Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

4.	Technical Data and Documents.

The following will be provided in mutually agreed formats and quantities:

4.1          Flight Operations.

Airplane Flight Manual
Airplane Rescue and Fire Fighting Information
Dispatch Deviation Guide
ETOPS Guide Vol. III

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FMC Supplementary Data Document
Flight Crew Operations Manual and Quick Reference Handbook
Flight Crew Training Manual
Performance Engineer’s Tool
Jet Transport Performance Methods
Operational Performance Software
Weight and Balance Manual Chapter 1 Control and Loading

4.2          Maintenance.

Aircraft Maintenance Manual
Component Maintenance Manual
Fault Isolation Manual
Fault Reporting Manual
Fuel Measuring Stick Manual
Illustrated Parts Catalog
Nondestructive Test Manual
Power Plant Buildup Manual
Service Bulletins and Index
Standard Overhaul Practices Manual Chapter 20
Standard Wiring Practices Manual Chapter 20
Structural Repair Manual
System Schematic Manual
Wiring Diagram Manual

4.3          Service Engineering.

Maintenance Tips
Service Letters

4.4          Maintenance Programs Engineering.

Airline Maintenance Inspection Intervals
ETOPS Configuration, Maintenance and Procedures
ETOPS Guide Vol. I and II
Maintenance Planning Data Document
Maintenance Task Cards and Index

4.5          Facilities and Equipment Planning.

Airplane Recovery Document
Engine Ground Handling Document
GSE Tooling Drawings (Bill of Material, 2D Drawings and Drawing Notes)
Illustrated Tool and Equipment Manual
Maintenance Facility and Equipment Planning Document
Special Tool and Ground Handling Equipment Drawing and Index

4.6          Airport Technology.

Airplane Characteristics for Airport Planning

4.7          Supplier Technical Data.

Overhaul Manual/Component Maintenance Manual Index

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Product Support Supplier Directory
Supplier Assembly Drawings
Supplier Component Maintenance Manuals
Supplier Ground Support Equipment List
Supplier Product Support and Assurance Agreements Documents Vol. I and II
Supplier Publications Index
Supplier Service Bulletins
Supplier Spare Part Price Catalog

4.8          Product Standard.

Product Standard Data System

4.9          Fleet Statistical Data and Reports.

Fleet reliability views, charts, and reports

5.	Aircraft Information.

5.1          Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

5.2          License Grant. To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed.

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ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03981

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ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-8 AIRCRAFT

1.	ENGINE ESCALATION.

No separate engine escalation methodology is defined for the 737-7/8/9/ Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.	ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as Warranty); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty will apply to all CFM56-7 AND CFM LEAP-1B type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement will be substituted for and supersede the provisions of [****************************] below and paragraphs 2.1 through 2.10 below will be of no force or effect and neither Boeing nor CFM will have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 AND CFM LEAP-1B type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 AND CFM LEAP-1B type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1          Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 AND CFM LEAP-1B type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2          Patents.

2.2.1      CFM will handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and will pay all damages and costs awarded therein against Customer. This paragraph will not apply to any product or any part manufactured to Customer's design or to the

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aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

2.2.2      CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM will expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and non-infringing product or part; or (iii) modify the same so it becomes satisfactory and non-infringing. The foregoing will constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3      The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 AND CFM LEAP-1B powered Aircraft.

2.3          Initial Warranty. CFM warrants that CFM56-7 AND CFM LEAP-1B Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

2.4          Warranty Pass-On.

2.4.1      If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2      Any warranties set forth herein will not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3      In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein will apply to the Engines, Modules, and Parts.

2.5          New Engine Warranty.

2.5.1      CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

(i)	Parts Credit Allowance will be granted for any Failed Parts.

(ii)	Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

(iii)	Such Parts Credit Allowance and Labor Allowance will be: [******************************************************] [******************************] and decreasing pro rata from [***********************************] at two [*******************************] Flight Hours to

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zero percent (0%) at [**************************].

2.5.2      As an alternative to the above allowances, CFM will, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first [*******] [***************************] Flight Hours and at a charge to Customer increasing pro rata from zero percent (0%)of CFM's repair cost at [****************] [****************************] to one hundred percent (100%) of such CFM repair costs [******] [*********************].

(ii)	Transportation to and from the designated facility will be at Customer's expense.

2.6          New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1      During the [***************************] Flight Hours for such Parts and Expendable Parts, CFM will grant [**********************************] Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2      CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from one hundred percent (100%) at [*******************************] Part Time to zero percent (0%) at the applicable hours designated in Table 1.

2.7         Ultimate Life Warranty.

2.7.1      CFM warrants Ultimate Life limits on the following Parts:

(i)	Fan and Compressor Disks/Drums

(ii)	Fan and Compressor Shafts

(iii)	Compressor Discharge Pressure Seal (CDP)

(iv)	Turbine Disks

(v)	HPT Forward and Stub Shaft

(vi)	LPT Driving Cone

(vii)	LPT Shaft and Stub Shaft

2.7.2      CFM will grant a pro rata Parts Credit Allowance decreasing from one hundred percent (100%) when new to zero percent at [*******************] [************************************************************************************], whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less [*********************************************************] or [*******] [***********************************].

2.8         Campaign Change Warranty.

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2.8.1      A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

Engines and Modules

(i)	[****************************] for Parts in inventory or removed from service when new or with [*************] [****************************************] or less total Part Time.

(ii)	*********************] for Parts in inventory or removed from service with over [***************************] [****************************] since new, regardless of warranty status.

2.8.2      Labor Allowance - CFM will grant [************************************] Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3      Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9          Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT WILL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10       Indemnity and Contribution.

2.10.1   IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER WILL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY WILL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

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2.10.2   CUSTOMER WILL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER WILL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY WILL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.

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TABLE 1

CFM LEAP-1B WARRANTY PARTS LIST

FLIGHT HOURS

Flight Hours
[***]	[***]	[***]	[***]	[***]	[***]

[Boeing and CFM International, Inc. are in the process of finalizing the content of the Table 1 for the CFM LEAP-1B engine. Boeing will update this agreement by providing the completed Table 1 once the information is available.]

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SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03981

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SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-8 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03981.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

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(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

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(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

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(vi)	Torsion links.

NOTE:                 The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

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GUN-PA-03981-LA-1301175

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachments A and B. The performance guarantees in Attachment A to this Letter Agreement are applicable to the Aircraft set forth in Table 1 of the Purchase Agreement with configuration of [*************************] maximum takeoff weight and CFM LEAP-1B27 engines. If Customer modifies the Aircraft configuration to [***********************] maximum takeoff weight and CFM LEAP-1B28 engines, in accordance with Boeing’s standard price and offerability process, then the performance guarantees in Attachment B to this Letter Agreement will be applicable to the relevant Aircraft. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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Performance Guarantees

BOEING PROPRIETARY

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Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

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Performance Guarantees

BOEING PROPRIETARY

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

MODEL 737-8 PERFORMANCE GUARANTEES

FOR China Southern Airlines Company Limited

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-8 Aircraft with a maximum takeoff weight of [*******************], a maximum landing weight of [********************], and a maximum zero fuel weight of [****************], and equipped with Boeing furnished LEAP-1B27 engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [****], at an altitude of [*****], from a [****] meter runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[*******************************]

[*******************************]

[*******************************]

Conditions:

The stopway is [********].

The runway slope is [**************].

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[******]	206 feet
2.	[******]	324 feet
3.	[******]	577 feet
4.	[******]	757 feet
5.	[******]	1,299 feet
6.	[******]	1,423 feet

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [*****], at an altitude of [*****], from a [*****] meter runway, and satisfying the conditions defined below, and

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

using maximum takeoff thrust, shall not be less than the following guarantee value:

[***********************]

[***********************]

[***********************]

Conditions:

The runway slope is 0.06 percent downhill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[******]	78 feet
2.	[******]	104 feet
3.	[******]	396 feet
4.	[******]	1,193 feet

2.1.3	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 30°C, at an altitude of 3,736 feet, from a 3,200 meter runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[**********************]

[**********************]

[**********************]

Conditions:

The clearway is [*****].

The stopway is [*******].

The runway slope is [*********] uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

	Distance	Height
1.	[******]	220 feet
2.	[******]	358 feet
3.	[******]	401 feet
4.	[******]	440 feet
5.	[******]	699 feet

2.1.4	The FAA approved takeoff field length at a gross weight at the start of the ground roll of [******************], at a temperature of 30°C, at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

[**************]

[***************]

[********************]

2.2	Landing

The FAA approved landing field length at a gross weight of [*******] pounds and at a sea level altitude, shall not be more than the following guarantee value:

[******************]

[******************]

[******************]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [**************************] in still air (equivalent to a distance of [*******************] with an 83 knot headwind, representative of a [**************************] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[**************************]

[**************************]

[**************************]

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is 50 feet.

The takeoff gross weight is not limited by the airport conditions.

For information purposes, the takeoff conditions are defined as follows:

The airport temperature is 36°C.

The runway length is 3,800 meters.

The runway slope is 0.02 percent uphill.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.79 Mach number is reached.

The climb continues at 0.79 Mach number to the initial cruise altitude.

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 36,000 feet.

A step climb of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 27 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel 106 Kilograms

Takeoff and Climbout Maneuver: Fuel 209 Kilograms Distance 3.9 Nautical Miles

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

Approach and Landing Maneuver: Fuel 84 Kilograms

Taxi-In (shall be consumed from the reserve fuel): Fuel 106 Kilograms

APU (shall be consumed from the reserve fuel): Fuel 102 Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 4,070 Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an LRC Mach number and 2 percent company fuel, b) a missed approach and flight to a 334 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of 252 feet. The minimum reserve fuel is 4,000 Kilograms.

2.3.2	Mission Block Fuel

The block fuel for a stage length of [******************] in still air with a [*******************] using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[**************************]

[**************************]

[**************************]

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, taxi-in, and APU.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

The cruise altitude is 28,000 feet.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel 106 Kilograms

Takeoff and Climbout Maneuver: Fuel 186 Kilograms Distance 3.4 Nautical Miles

Approach and Landing Maneuver: Fuel 84 Kilograms

Taxi-In (shall be consumed from the reserve fuel): Fuel 106 Kilograms

APU (shall be consumed from the reserve fuel): Fuel 102 Kilograms

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 4,000 Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an LRC Mach number and 2 percent company fuel, b) a missed approach and flight to a 200 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of sea level. The minimum reserve fuel is 4,000 Kilograms.

2.3.3	Mission Block Fuel

The block fuel for a stage length of [***********************] in still air with a [**********************] using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[******************************]

[******************************]

[******************************]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, taxi-in, and APU.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.79 Mach number is reached.

The climb continues at 0.79 Mach number to the cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The cruise altitude is 35,000 feet.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel 106 Kilograms

Takeoff and Climbout Maneuver: Fuel 196 Kilograms Distance 3.6 Nautical Miles

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

Approach and Landing Maneuver: Fuel 84 Kilograms

Taxi-In (shall be consumed from the reserve fuel): Fuel 106 Kilograms

APU (shall be consumed from the reserve fuel): Fuel 102 Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 4,000 Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an LRC Mach number and 2 percent company fuel, b) a missed approach and flight to a 200 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of sea level. The minimum reserve fuel is 4,000 Kilograms.

2.3.4	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.5 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, and 2.3.3.

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

2.3.5	737-8 Weight Summary – China Southern Airlines

Kilograms

Standard Model Specification MEW	[******]

Configuration Specification [**********************************************]
[*********] Class Passengers
[*****************] Engines
[***************] Maximum Taxi Weight

Changes for China Southern Airlines
Interior Change to 164 Passengers (8 BC / 156 EC) *	674
(Ref: LOPA - B379327) Boeing Sky Interior
168,100 lb (76,248 kg) Maximum Taxi Weight	0
In-Flight Entertainment System	425
Dual HF / Triple VHF Communications	78
Flight Deck Entry Video Surveillance	21
Extended Operations (ETOPS)	24
Supplemental Oxygen - 22-Minute Chemical Oxygen Generators	49
Heavy Duty Cargo Compartment Linings/Panels	85
Centerline Overhead Stowage Compartments (3)	80
Customer Options Allowance	160

China Southern Airlines Manufacturer's Empty Weight (MEW)	[******]

Standard and Operational Items Allowance	[*******]
(Paragraph 2.3.6)

China Southern Airlines Operational Empty Weight (OEW)	[*****]

	Quantity	Kilograms	Kilograms

* Seat Weight Included:			[***]

Business Class Double	4	275
Economy Class Triple	50	1,881
Economy Class Triple w/3 In-Arm Food Trays	2	93

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

2.3.6	Standard and Operational Items Allowance

	Qty	Kilograms	Kilograms	Kilograms

Standard Items Allowance				735
Unusable Fuel			58
Oil			116
Oxygen Equipment			13
Passenger Portable / Disposable Mask	4	10
Crew Masks / Goggles	4	3
Miscellaneous Equipment			21
Crash Axe	1	1
Megaphones	2	2
Flashlights	8	5
Demo Kits	4	3
Smoke Hoods	4	9
Seat Belt Extension	1	1
Galley Structure & Fixed Inserts			527

Operational Items Allowance				1,924
Crew and Crew Baggage			650
Flight Crew & Flight Bag	2	160
Flight Attendant and Kit	6	480
Navigation Bags & Manuals	1	10
Catering Allowance & Removable Inserts			531
Business Class	8	17
Economy Class	156	333
Service Cart Weights (8 Full / 2 Half Carts)		181
Passenger Service Equipment	164		149
Potable Water - 60 USG			233
Waste Tank Disinfectant			23
Emergency Equipment			338
Escape Slides - Forward	2	43
Escape Slides - Aft	2	43
Life Vests - Crew and Passengers	184	93
Life Rafts	4	157
Auto Radio Beacon (ELT)	1	2

Total Standard and Operational Items Allowance				2,659

P.A. No. 3981

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Attachment A to Letter Agreement

No. LA-1301175

LEAP-1B27 Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payload of Paragraph 2.3.1 and the specified payloads of Paragraph 2.3.2 and 2.3.3 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)     Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)     The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-8 guarantees the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated July 31, 2007.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

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No. LA-1301175

LEAP-1B27 Engines

4.4	The takeoff and landing guarantees and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category B brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

4.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. The digital bleed is set for the Customer interior in Paragraph 2.3.5. No bleed or power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

4.6	Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

4.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 26.2 percent of the mean aerodynamic chord.

4.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.5 pounds per U.S. gallon.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in that section, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-8.

5.3	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

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No. LA-1301175

LEAP-1B27 Engines

5.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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Attachment B to Letter Agreement

No. LA-1301175

LEAP-1B28 Engines

MODEL 737-8 PERFORMANCE GUARANTEES

FOR China Southern Airlines Company Limited

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

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No. LA-1301175

LEAP-1B28 Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-8 Aircraft with a maximum takeoff weight of [****************], a maximum landing weight of [*****************], and a maximum zero fuel weight of [***********] kilograms, and equipped with Boeing furnished LEAP-1B28 engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [****], at an altitude of [********], from a [*******] meter runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[******************]

Conditions:

The runway slope is 0.02 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[********]	50 feet
2.	[********]	56 feet
3.	[********]	198 feet
4.	[********]	492 feet
5.	[********]	702 feet
6.	[********]	840 feet
7.	[********]	1,184 feet

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No. LA-1301175

LEAP-1B28 Engines

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [*****], at an altitude of [*****], from a [*****] meter runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[**********************]
[**********************]
[**********************]

Conditions:

The clearway is [*******].

The stopway is [**********].

The runway slope is [****] percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[********]	220 feet
2.	[********]	358 feet
3.	[********]	401 feet
4.	[********]	440 feet
5.	[********]	699 feet

2.1.3	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [****], at an altitude of [*****] feet, from a [****] meter runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[****************]

Conditions:

The clearway is [*********].

The stopway is [*********]

The runway slope is [********] percent downhill.

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LEAP-1B28 Engines

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[********]	55 feet
2.	[********]	304 feet
3.	[********]	403 feet

2.1.4	The FAA approved takeoff field length at a gross weight at the start of the ground roll of [*****************], at a temperature of [****], at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

[**************]
[**************]
[***************]

2.2	Landing

The FAA approved landing field length at a gross weight of [*******] kilograms and at a sea level altitude, shall not be more than the following guarantee value:

[************************]
[************************]
[************************]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [****************] in still air (representative of a [***************************] using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[****************************]
[****************************]
[****************************]

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No. LA-1301175

LEAP-1B28 Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is 50 feet.

The takeoff gross weight is not limited by the airport conditions.

For information purposes, the takeoff conditions are defined as follows:

The airport temperature is 36°C.

The runway length is 3,800 meters.

The runway slope is 0.02 percent uphill.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.79 Mach number is reached.

The climb continues at 0.79 Mach number to the initial cruise altitude.

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LEAP-1B28 Engines

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 34,000 feet.

A step climb of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 777 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel 112 Kilograms

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No. LA-1301175

LEAP-1B28 Engines

Takeoff and Climbout Maneuver: Fuel 231 Kilograms Distance 4.4 Nautical Miles

Approach and Landing Maneuver: Fuel 86 Kilograms

Taxi-In (shall be consumed from the reserve fuel): Fuel 112 Kilograms

APU (shall be consumed from the reserve fuel): Fuel 102 Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 4,096 Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an LRC Mach number and 2 percent company fuel, b) a missed approach and flight to a 230 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of 404 feet. The minimum reserve fuel is 4,000 Kilograms.

2.3.2	Mission Block Fuel

The block fuel for a stage length of [***********************] in still air with a [******************] payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[***********************************]
[***********************************]
[***********************************]

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No. LA-1301175

LEAP-1B28 Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, taxi-in, and APU.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

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LEAP-1B28 Engines

The cruise altitude is 31,000 feet.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel 112 Kilograms

Takeoff and Climbout Maneuver: Fuel 191 Kilograms Distance 3.6 Nautical Miles

Approach and Landing Maneuver: Fuel 85 Kilograms

Taxi-In (shall be consumed from the reserve fuel): Fuel 112 Kilograms

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Attachment B to Letter Agreement

No. LA-1301175

LEAP-1B28 Engines

APU (shall be consumed from the reserve fuel): Fuel 102 Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 4,000 Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an LRC Mach number and 2 percent company fuel, b) a missed approach and flight to a 200 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of sea level. The minimum reserve fuel is 4,000 Kilograms.

2.3.3	Mission Block Fuel

The block fuel for a stage length of [************************] in still air with a [**************] payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[*****************************]
[*****************************]
[*****************************]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

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LEAP-1B28 Engines

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, taxi-in, and APU.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.79 Mach number is reached.

The climb continues at 0.79 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 35,000 feet.

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LEAP-1B28 Engines

A step climb of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel 112 Kilograms

Takeoff and Climbout Maneuver: Fuel 207 Kilograms Distance 3.9 Nautical Miles

Approach and Landing Maneuver: Fuel 85 Kilograms

Taxi-In (shall be consumed from the reserve fuel): Fuel 112 Kilograms

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No. LA-1301175

LEAP-1B28 Engines

APU (shall be consumed from the reserve fuel): Fuel 102 Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 4,000 Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an LRC Mach number and 2 percent company fuel, b) a missed approach and flight to a 200 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport altitude of sea level. The minimum reserve fuel is 4,000 Kilograms.

2.3.4	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.5 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, and 2.3.3.

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No. LA-1301175

LEAP-1B28 Engines

2.3.5	737-8 Weight Summary – China Southern Airlines

Kilograms

Standard Model Specification MEW	[*****]

Configuration Specification [***********************************************]
[************] Class Passengers
[************] Engines
[***************] Maximum Taxi Weight

Changes for China Southern Airlines
Interior Change to 164 Passengers (8 BC / 156 EC) *	674
(Ref: LOPA - B379327) Boeing Sky Interior
181,700 lb (82,417 kg) Maximum Taxi Weight	0
In-Flight Entertainment System	425
Dual HF / Triple VHF Communications	78
Flight Deck Entry Video Surveillance	21
Extended Operations (ETOPS)	24
Supplemental Oxygen - 22-Minute Chemical Oxygen Generators	49
Heavy Duty Cargo Compartment Linings/Panels	85
Centerline Overhead Stowage Compartments (3)	80
Customer Options Allowance	160

China Southern Airlines Manufacturer's Empty Weight (MEW)	[******]

Standard and Operational Items Allowance	[******]
(Paragraph 2.3.6)

China Southern Airlines Operational Empty Weight (OEW)	[*******]

	Quantity	Kilograms	Kilograms

* Seat Weight Included:			2,249

Business Class Double	4	275
Economy Class Triple	50	1,881
Economy Class Triple w/3 In-Arm Food Trays	2	93

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LEAP-1B28 Engines

2.3.6	Standard and Operational Items Allowance

	Qty	Kilograms	Kilograms	Kilograms

Standard Items Allowance				735
Unusable Fuel			58
Oil			116
Oxygen Equipment			13
Passenger Portable / Disposable Mask	4	10
Crew Masks / Goggles	4	3
Miscellaneous Equipment			21
Crash Axe	1	1
Megaphones	2	2
Flashlights	8	5
Demo Kits	4	3
Smoke Hoods	4	9
Seat Belt Extension	1	1
Galley Structure & Fixed Inserts			527

Operational Items Allowance				1,924
Crew and Crew Baggage			650
Flight Crew & Flight Bag	2	160
Flight Attendant and Kit	6	480
Navigation Bags & Manuals	1	10
Catering Allowance & Removable Inserts			531
Business Class	8	17
Economy Class	156	333
Service Cart Weights (8 Full / 2 Half Carts)		181
Passenger Service Equipment	164		149
Potable Water - 60 USG			233
Waste Tank Disinfectant			23
Emergency Equipment			338
Escape Slides - Forward	2	43
Escape Slides - Aft	2	43
Life Vests - Crew and Passengers	184	93
Life Rafts	4	157
Auto Radio Beacon (ELT)	1	2

Total Standard and Operational Items Allowance				2,659

P.A. No. 3981
AERO-B-BBA4-M13-0917B	SS13-0357

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Attachment B to Letter Agreement

No. LA-1301175

LEAP-1B28 Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payload of Paragraph 2.3.1 and the specified payloads of Paragraph 2.3.2 and 2.3.3 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)      Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)      The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-8 guarantees the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated July 31, 2007.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the

P.A. No. 3981
AERO-B-BBA4-M13-0917B	SS13-0357

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Attachment B to Letter Agreement

No. LA-1301175

LEAP-1B28 Engines

guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4	The takeoff and landing guarantees and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category B brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

4.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. The digital bleed is set for the Customer interior in Paragraph 2.3.5. No bleed or power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

4.6	Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

4.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 26.2 percent of the mean aerodynamic chord.

4.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.5 pounds per U.S. gallon.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in that section, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-8.

P.A. No. 3981
AERO-B-BBA4-M13-0917B	SS13-0357

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Attachment B to Letter Agreement

No. LA-1301175

LEAP-1B28 Engines

5.3	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3981
AERO-B-BBA4-M13-0917B	SS13-0357

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1301176

China Southern Airlines Company Limited

Bai Yun International Airport

Guangzhou 510405

People’s Republic of China

Subject:	Integrated Performance Remedy – Performance Guarantee Attachment A

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. For the avoidance of doubt, this Letter Agreement survives delivery of the Aircraft as set forth herein.

1.	Compliance Deviation.

The Attachment A to Letter Agreement No. LA-1301175 contains performance guarantees (Performance Guarantees) for Aircraft with configuration of [********] [*************] maximum takeoff weight and CFM LEAP-1B27 engines (Attachment A Aircraft). The Performance Guarantees include mission payload guarantees (Payload Guarantee) and block fuel guarantees (Block Fuel Guarantee) applicable to the Attachment A Aircraft in accordance with such Performance Guarantees. Boeing offers the following remedies in the event that the guarantee compliance report furnished to Customer for the Attachment A Aircraft pursuant to Article 5.4 of the AGTA shows a demonstrated value worse than the Block Fuel Guarantee or Payload Guarantee (each a Compliance Deviation). Customer cannot refuse to accept delivery of such Attachment A Aircraft because of such Compliance Deviation.

2.	Cure Period.

2.1.      Within [************] from the delivery of an Attachment A Aircraft with a Compliance Deviation (Cure Period), Boeing or the engine manufacturer may design airframe improvement parts or engine improvement parts (Improvement Parts) which, when installed on such Attachment A Aircraft, would reduce or eliminate the Compliance Deviation. Such Improvement Parts may include, but is not limited to, [***********************************]

GUN-PA-03981-LA-1301176
Integrated Performance Remedy – PG Attachment A	LA Page 1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

2.2.       If Boeing elects to provide, or to cause to be provided, Improvement Parts for such Attachment A Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. Improvement Parts will be provided to Customer at no charge at a location to be mutually agreed.  Boeing or the engine manufacturer, as applicable, will provide reasonable support for an Improvement Parts program at no charge to Customer.

2.3.       If Customer elects to install Improvement Parts in such Attachment A Aircraft, then they will be installed within [****************] after the delivery of such Improvement Parts to Customer if such installation can be accomplished during aircraft line maintenance (ALM). Improvement Parts which cannot be installed during ALM will be installed within a mutually agreed to period of time. All Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

2.4.       Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s reasonable Direct Labor and Direct Material costs to install Improvement Parts at the warranty labor rate in effect at the time of installation between Boeing and Customer or the engine manufacturer and Customer, as applicable. Improvement Parts related to engines will apply also to spare engines on terms not less favorable to Customer. Boeing or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

3.	Performance Remedy Credit Memorandum.

For a Compliance Deviation which has not been remedied during the Cure Period, Boeing shall provide Customer with a credit memorandum in the amounts determined in 3.1 and 3.2, below (Performance Remedy Credit Memorandum). The Performance Remedy Credit Memorandum may be used for the purchase of Boeing goods and services or engine manufacturer goods and services, as applicable.

3.1.	Block Fuel Adjustment

In the event of a Compliance Deviation from the Block Fuel Guarantee for an Attachment A Aircraft, Boeing will credit to the Performance Remedy Credit Memorandum [******************************************************************] for [*********] [**************] of such Block Fuel Guarantee Compliance Deviation, prorated for partial percentage points, up to a [*******************************************************************] [*******************************]

3.2.	Mission Payload Adjustment

In the event of a Compliance Deviation from the Mission Payload Guarantee for an Attachment A Aircraft, Boeing will credit to the Performance Remedy Credit Memorandum [*******************************************************] of such Mission

GUN-PA-03981-LA-1301176

Integrated Performance Remedy – PG Attachment A	LA Page 2

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Payload Compliance Deviation up to a [****************************************************] [*************************************]

4.	Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate the benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by the engine manufacturer under any agreement between engine manufacturer and Customer, due to the Attachment A Aircraft not satisfying any performance metric similar to the Payload Guarantee, Block Fuel Guarantee or any performance metric that otherwise impacts payload. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by the engine manufacturer or Boeing pursuant to such other guarantee.

5.	Exclusive Remedy.

Customer agrees that the remedies contained in this Letter Agreement herein are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and shall constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Attachment A Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03981-LA-1301176

Integrated Performance Remedy – PG Attachment A	LA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1301176

Integrated Performance Remedy – PG Attachment A	LA Page 4

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1301177

China Southern Airlines Company Limited

Bai Yun International Airport

Guangzhou 510405

People’s Republic of China

Subject:	Integrated Performance Remedy – Performance Guarantee Attachment B

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. For the avoidance of doubt, this Letter Agreement survives delivery of the Aircraft as set forth herein.

1.	Compliance Deviation.

The Attachment B to Letter Agreement No. LA-1301175 contains performance guarantees (Performance Guarantees) for Aircraft with configuration of [**********] [************] maximum takeoff weight and CFM LEAP-1B28 engines (Attachment B Aircraft). The Performance Guarantees include mission payload guarantees (Payload Guarantee) and block fuel guarantees (Block Fuel Guarantee) applicable to the Attachment B Aircraft in accordance with such Performance Guarantees. Boeing offers the following remedies in the event that the guarantee compliance report furnished to Customer for the Attachment B Aircraft pursuant to Article 5.4 of the AGTA shows a demonstrated value worse than the Block Fuel Guarantee or Payload Guarantee (each a Compliance Deviation). Customer cannot refuse to accept delivery of such Attachment B Aircraft because of such Compliance Deviation.

2.	Cure Period.

2.1.       Within [***********] from the delivery of an Attachment B Aircraft with a Compliance Deviation (Cure Period), Boeing or the engine manufacturer may design airframe improvement parts or engine improvement parts (Improvement Parts) which, when installed on such Attachment B Aircraft, would reduce or eliminate the Compliance Deviation. Such Improvement Parts may include, but is not limited to, [*******************************]

GUN-PA-03981-LA-1301177

Integrated Performance Remedy – PG Attachment B	LA Page 1

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

2.2.       If Boeing elects to provide, or to cause to be provided, Improvement Parts for such Attachment B Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. Improvement Parts will be provided to Customer at no charge at a location to be mutually agreed.  Boeing or the engine manufacturer, as applicable, will provide reasonable support for an Improvement Parts program at no charge to Customer.

2.3.       If Customer elects to install Improvement Parts in such Attachment B Aircraft, then they will be installed within [*************] after the delivery of such Improvement Parts to Customer if such installation can be accomplished during aircraft line maintenance (ALM). Improvement Parts which cannot be installed during ALM will be installed within a mutually agreed to period of time. All Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

2.4.       Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s reasonable Direct Labor and Direct Material costs to install Improvement Parts at the warranty labor rate in effect at the time of installation between Boeing and Customer or the engine manufacturer and Customer, as applicable. Improvement Parts related to engines will apply also to spare engines on terms not less favorable to Customer. Boeing or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

3.	Performance Remedy Credit Memorandum.

For a Compliance Deviation which has not been remedied during the Cure Period, Boeing shall provide Customer with a credit memorandum in the amounts determined in 3.1 and 3.2, below (Performance Remedy Credit Memorandum). The Performance Remedy Credit Memorandum may be used for the purchase of Boeing goods and services or engine manufacturer goods and services, as applicable.

3.1.	Block Fuel Adjustment

In the event of a Compliance Deviation from the Block Fuel Guarantee for an Attachment B Aircraft, Boeing will credit to the Performance Remedy Credit Memorandum [****************************************************] for [**********************] [******] of such Block Fuel Guarantee Compliance Deviation, prorated for partial percentage points, up to a [*****************************************************************] [**************************]

3.2.	Mission Payload Adjustment

In the event of a Compliance Deviation from the Mission Payload Guarantee for an Attachment B Aircraft, Boeing will credit to the Performance Remedy Credit Memorandum [*********************************] for [*********************] of such Mission

GUN-PA-03981-LA-1301177

Integrated Performance Remedy – PG Attachment B	LA Page 2

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Payload Compliance Deviation up to [*******************************************************] [*******************************************]

4.	Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate the benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by the engine manufacturer under any agreement between engine manufacturer and Customer, due to the Attachment B Aircraft not satisfying any performance metric similar to the Payload Guarantee, Block Fuel Guarantee or any performance metric that otherwise impacts payload. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by the engine manufacturer or Boeing pursuant to such other guarantee.

5.	Exclusive Remedy.

Customer agrees that the remedies contained in this Letter Agreement herein are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and shall constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Attachment B Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03981-LA-1301177

Integrated Performance Remedy – PG Attachment B	LA Page 3

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1301177

Integrated Performance Remedy – PG Attachment B	LA Page 4

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1303700

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.	Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in [************************] (collectively the Non-Excusable Delay Payment Period) at a rate of [**********************************************************] per Aircraft not [*********************************] [************************************************]. [*********************************] (Liquidated Damages). Liquidated Damages will be payable at actual delivery of the Aircraft.

2.	Interest.

In addition to the Liquidated Damages in section 1, for each day of Non-Excusable Delay in [***************************] after the Scheduled Delivery Month, Boeing will pay Customer interest calculated as follows (Interest):

GUN-PA-03981-LA-1303700

Liquidated Damages Non-Excusable Delay	LA Page 1

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three [***************************************************************] [**********], as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed [***********************************************************************************] [************************], effective the first business day of the calendar quarter and reset each calendar quarter.

Such interest will be calculated on a [*****************************] and paid in full at actual delivery of the Aircraft.

3.	[***************************]

In the event any Aircraft has been delayed beyond the Scheduled Delivery due to [*******************************************************************************************][***************************] [*********************************************************].

4.	[*************************]

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft [**********************************************] (Non-Excusable Delay Period). Within [*************************] receipt of written notice from Boeing that delivery of an Aircraft will be delayed beyond the Non-Excusable Delay Period, either party [***********************] Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other. If neither Party terminates the Purchase Agreement within said [**********************], then the Purchase Agreement will remain in effect for that Aircraft.

5.	[*******************]

If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, Boeing will pay Customer:

(i)	Liquidated Damages at the later to occur of: (a) the [*******************] of the Scheduled Delivery Month, or (b) [***********************] the effective date of the termination.

(ii)	for Interest calculated and paid in full as described above, except the period of interest calculation will end on the date Boeing returns such advance payments, excluding the actual day of return, [*******] days after the effective date of the termination.

GUN-PA-03981-LA-1303700

Liquidated Damages Non-Excusable Delay	LA Page 2

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

(iii)	for the entire principal amount of the advance payments received by Boeing for such Aircraft, [*****************] after the effective date of the termination.

6.	Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

7.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

8.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03981-LA-1303700

Liquidated Damages Non-Excusable Delay	LA Page 3

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303700

Liquidated Damages Non-Excusable Delay	LA Page 4

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1303703

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Spare Parts Initial Provisioning

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

b) Customer Services General Terms Agreement No. 1B-1 (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.	Definitions.

1.1       Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2       Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE), engines and engine parts.

1.3       Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

GUN-PA-03981-LA-1303703

Spare Parts Initial Provisioning	LA Page 1

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

2.	Phased Provisioning.

2.1       Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2       Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3       Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4       Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.	Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1       Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2       Prices of Initial Provisioning Spare Parts.

3.2.1       Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.

GUN-PA-03981-LA-1303703

Spare Parts Initial Provisioning	LA Page 2

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

3.2.2       Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be [*************************** *****************************] of the supplier's list price for such items.

3.3       QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.	Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.	Substitution for Obsolete Spare Parts.

5.1       Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer's request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2       Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

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 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

6.	Repurchase of Provisioning Items.

6.1       Obligation to Repurchase. During a period commencing one (1) year after delivery of the first Aircraft, and ending five (5) years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

6.2       Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer's modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

6.3       Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer's notification, Boeing will advise Customer in writing when Boeing's review of such summary will be completed.

6.4       Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

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 BOEING PROPRIETARY

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6.5       Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to one hundred percent (100%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing's [*** ***************************]. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6       Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7.	Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8.	Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing [*******************] after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.	Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

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 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303703

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 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SHZ-PA-04180-LA-1400831

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Special Escalation Program

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 8.1, below.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft will be determined in accordance with this Letter Agreement.

3.	Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard ECI-W escalation formula. Only one escalation forecast will be used to conduct the escalation analysis performed in accordance with Article 7.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

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BOEING PROPRIETARY

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4.	Capped Escalation

4.1       Boeing will cap the Escalation Adjustment for the Airframe Price and Optional Features Prices of each Program Aircraft for the period beginning [************] and continuing through [******************************************] in accordance with the terms of this Letter Agreement.

4.2       The Escalation Adjustment for the Airframe Price and Optional Features Prices of each Program Aircraft will be capped during the Capped Period at a fixed rate of [*******************] cumulative annual escalation unless the escalation forecast, as set forth in Article 3, projects a cumulative annual escalation factor that exceeds [******* **********************] cumulative annual escalation factor for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast. See attachment B (Capped Factor).

5.           Equal to or [*******************************] Cumulative Annual Escalation during the Capped Period.

If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of Program Aircraft, produces an escalation rate of equal to or less than [******************] cumulative annual escalation for such Program Aircraft, then the escalation rate so produced shall apply to the Airframe Price and the Optional Features Prices for such Program Aircraft.

6.           Greater than [**************************************************************************** *****************] Cumulative Annual Escalation during the Capped Period

If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of Aircraft, produces an escalation rate of greater than [*****************] but less than or equal to [************************] cumulative annual escalation for such Program Aircraft, then the escalation rate shall be equal to [**************] cumulative annual escalation.

7.           Greater than [************************************] Cumulative Annual Escalation forecasted for the Capped Period.

7.1       If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that exceeds [***************************************] cumulative annual escalation factor, as set forth in Attachment B, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then Boeing shall issue an Escalation Notice to the Customer by the date set forth in Attachment A. Such Escalation Notice shall either:

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

7.1.1        Limit the rate of escalation applicable to the Airframe Price and Optional Features Prices for such affected Program Aircraft [***************************] cumulative annual escalation; or

7.1.2       Provide Customer a [*****************************************], and this formula must be mutually agreed to by both parties.

7.1.3       If neither 7.1.1 nor 7.1.2 occurs, then either party may [*************] affected Program Aircraft.

7.2          If Boeing or Customer exercise the option described in Article 7.1.3 above, then the terminating party shall notify the other in writing of its election to exercise the option contained in Article 7.1.3 above within [**************] of its receipt of the Escalation Notice from Boeing. In the event Customer exercises its option in accordance with Article 7.1.3 above, then Boeing will promptly return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Program Aircraft.

7.2.1       Within [**************] of Boeing’s receipt of Customer’s termination notice for any such terminated Program Aircraft under Article 7.2 above, Boeing may elect by written notice to Customer to purchase from Customer any BFE related to such terminated Program Aircraft at the invoice prices paid, or contracted to be paid, by Customer.

7.2.2       Should Customer fail to issue any notice to Boeing in accordance with Article 8.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance with Supplemental Exhibit AE1.

7.3       Should Boeing fail to issue an Escalation Notice to Customer in accordance with Article 7.1, then the escalation adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance with Article 7.1.1 above.

8.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft will be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

9.	Assignment.

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

10.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03981-LA-1303705

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303705

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
Feb 2016	[********]	[********]
Aug 2016	[********]	[********]
Feb 2017	[********]	[********]
Aug 2017	[********]	[********]
Feb 2018	[********]	[********]
Aug 2018	[********]	[********]
Feb 2019	[********]	[********]
Aug 2019	[********]	[********]
Feb 2020	[********]	[********]

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BOEING PROPRIETARY

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ATTACHMENT B

Escalation Factors

Airframe Price Base Year: [***]

Beginning of Capped Period: [***]

End of Capped Period: [***]

Delivery Date	[******]
Jul-12	[***]
Aug-12	[***]
Sep-12	[***]
Oct-12	[***]
Nov-12	[***]
Dec-12	[***]
Jan-13	[***]
Feb-13	[***]
Mar-13	[***]
Apr-13	[***]
May-13	[***]
Jun-13	[***]
Jul-13	[***]
Aug-13	[***]
Sep-13	[***]
Oct-13	[***]
Nov-13	[***]
Dec-13	[***]
Jan-14	[***]
Feb-14	[***]
Mar-14	[***]
Apr-14	[***]
May-14	[***]
Jun-14	[***]
Jul-14	[***]

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Delivery Date	[******]
Aug-14	[***]
Sep-14	[***]
Oct-14	[***]
Nov-14	[***]
Dec-14	[***]
Jan-15	[***]
Feb-15	[***]
Mar-15	[***]
Apr-15	[***]
May-15	[***]
Jun-15	[***]
Jul-15	[***]
Aug-15	[***]
Sep-15	[***]
Oct-15	[***]
Nov-15	[***]
Dec-15	[***]
Jan-16	[***]
Feb-16	[***]
Mar-16	[***]
Apr-16	[***]
May-16	[***]
Jun-16	[***]
Jul-16	[***]
Aug-16	[***]
Sep-16	[***]
Oct-16	[***]
Nov-16	[***]
Dec-16	[***]
Jan-17	[***]
Feb-17	[***]
Mar-17	[***]
Apr-17	[***]
May-17	[***]
Jun-17	[***]
Jul-17	[***]

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BOEING PROPRIETARY

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Delivery Date	[******]
Aug-17	[***]
Sep-17	[***]
Oct-17	[***]
Nov-17	[***]
Dec-17	[***]
Jan-18	[***]
Feb-18	[***]
Mar-18	[***]
Apr-18	[***]
May-18	[***]
Jun-18	[***]
Jul-18	[***]
Aug-18	[***]
Sep-18	[***]
Oct-18	[***]
Nov-18	[***]
Dec-18	[***]
Jan-19	[***]
Feb-19	[***]
Mar-19	[***]
Apr-19	[***]
May-19	[***]
Jun-19	[***]
Jul-19	[***]
Aug-19	[***]
Sep-19	[***]
Oct-19	[***]
Nov-19	[***]
Dec-19	[***]
Jan-20	[***]
Feb-20	[***]
Mar-20	[***]
Apr-20	[***]
May-20	[***]
Jun-20	[***]
Jul-20	[***]

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BOEING PROPRIETARY

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Delivery Date	[******]
Aug-20	[***]
Sep-20	[***]
Oct-20	[***]
Nov-20	[***]
Dec-20	[***]
Jan-21	[***]
Feb-21	[***]
Mar-21	[***]
Apr-21	[***]
May-21	[***]
Jun-21	[***]
Jul-21	[***]
Aug-21	[***]
Sep-21	[***]
Oct-21	[***]
Nov-21	[***]
Dec-21	[***]

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1303706

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Boeing Purchase of Buyer Furnished Equipment

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer will sell to Boeing the Buyer Furnished Equipment (BFE) listed in the Annex to Exhibit A to this Letter Agreement under the terms and conditions set forth below.

1.          Customer will deliver to Boeing a bill of sale for the BFE conveying good title, free of any encumbrances, in the form of Exhibit A to this Letter Agreement (BFE Bill of Sale) with sufficient lead time to complete Boeing’s BFE purchase by the time of Aircraft delivery, and will provide a list of BFE no less than four weeks prior to delivery of the Aircraft.

2.          The BFE purchase price will be the amount stated on the BFE Bill of Sale applicable to the Aircraft and will be reimbursed to Customer in the form of a miscellaneous credit memorandum on the Aircraft’s final delivery invoice. Upon Customer’s payment of the Aircraft’s final delivery invoice Boeing will deliver a bill of sale for the BFE to Customer either (i) in the form of Exhibit B to this Letter Agreement, or (ii) included in the Aircraft bill of sale, at the election of Customer.

3.          Customer will pay to Boeing a fee equal to [***********************] of the BFE Purchase Price (Fee) which will cover currently-known taxes, duties or other charges of whatever nature imposed by any United States, Federal, State or local taxing authority, or any taxing authority outside the United States required to be paid by Boeing as a result of any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

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Boeing Purchase of Buyer Furnished Equipment	LA Page 1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

4.          The purchase price of the Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE Bill of Sale plus any amounts which are identified at the time of Aircraft delivery to be due to Boeing from Customer pursuant to the provisions of paragraph 3, above. The remainder of any charges due Boeing from Customer pursuant to paragraph 3 will be payable to Boeing upon demand.

5.          Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

6.          Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

7.          Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement. The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

8.          For the purposes of this Letter Agreement, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

GUN-PA-03981-LA-1303706

Boeing Purchase of Buyer Furnished Equipment	LA Page 2

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303706

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Exhibit A

FULL WARRANTY BILL OF SALE

China Southern Airlines Company Limited (Seller) in consideration of the promise of The Boeing Company (Buyer) to pay to Seller ____ U.S. Dollars ($____) hereby sells to Buyer the goods described in the “Schedule of Buyer Furnished Equipment (BFE)” attached hereto. Such payment by Buyer will be made immediately after delivery to Seller of and payment for the Aircraft bearing Manufacturer's Serial No. ____ on which the BFE is installed.

Seller warrants to Buyer that it has good title to the BFE free and clear of all liens, encumbrances and rights of others; and that it will warrant and defend such title against all claims and demands whatsoever.

This Full Warranty Bill of Sale is delivered by Seller to Buyer in the State of Washington, and will be governed by the law of the State of Washington, exclusive of Washington’s conflicts of laws principles.

China Southern Airlines Company Limited

Signature

Printed Name

Title

Dated:

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

GUN-PA-03981-LA-1303706

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

THE BOEING COMPANY

Signature

Printed Name

Attorney-in-Fact

GUN-PA-03981-LA-1303706

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

SCHEDULE OF BUYER FURNISHED EQUIPMENT (BFE)

Applicable to: +

Aircraft Model: <Model>

Manufacturer's Serial No.: <MSN>

GUN-PA-03981-LA-1303706

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BOEING PROPRIETARY

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Exhibit B

BOEING BILL OF SALE

The Boeing Company (Seller) in consideration of the sum of $1.00 and other valuable consideration hereby sells to China Southern Airlines Company Limited (Buyer) the goods described in the “Schedule of Buyer Furnished Equipment (BFE)” attached hereto. Such payment by Buyer will be made concurrently with delivery to Buyer of and payment for the aircraft bearing Manufacturer’s Serial No. ____ on which the BFE is installed.

Seller represents and warrants that it has such title to the BFE as was previously transferred to Seller by Buyer and that it hereby conveys such BFE and such title thereto to Buyer.

This Boeing Bill of Sale is delivered by Seller to Buyer in the State of Washington, and will be governed by the law of the State of Washington, exclusive of Washington’s conflicts of laws principles.

THE BOEING COMPANY

Signature

Printed Name

Attorney-in-Fact
Title

Dated:

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

GUN-PA-03981-LA-1303706

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Signature

Printed Name

GUN-PA-03981-LA-1303706

Boeing Purchase of Buyer Furnished Equipment	LA Page 8

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

SCHEDULE OF BUYER FURNISHED EQUIPMENT (BFE)

Applicable to: +

Aircraft Model: <Model>

Manufacturer's Serial No.: <MSN>

GUN-PA-03981-LA-1303706

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1303707

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Government Approval

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Government Approval.

Boeing and Customer both acknowledge that it is necessary for Customer to obtain government approval to import the Aircraft into the People’s Republic of China (Government Approval). Customer agrees to use best efforts to obtain Government Approval and notify Boeing promptly in writing as soon as approval has been obtained. In cooperation with Customer, Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Aircraft which Customer advises are reasonably required for the Government Approval process. Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

2.	Flexibility.

Boeing and Customer will work together to ensure the delivery schedule and advance payments as specified in Table 1 of the Purchase Agreement are met. If Boeing has not received written notification from Customer that Government Approval has been obtained [***********************] prior to Aircraft delivery and Customer is not current with advance payments for all Aircraft per the Purchase Agreement, then Boeing may, after consultation with Customer, take one or more of the actions set forth below for the Aircraft as it deems appropriate based on Boeing’s production considerations and requirements, while expressly reserving all of Boeing’s rights and remedies under law.

GUN-PA-03981-LA-1303707

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

2.1          Reschedule Aircraft. Boeing may reschedule any or all of the Aircraft. Boeing will give Customer [****************************] advance notice of any such Aircraft rescheduling, and will not reschedule Aircraft for which Customer is successful in obtaining Government Approval prior to the expiration of such [********************] notification period.

The following terms shall apply to the rescheduled Delivery Period Aircraft.

2.1.1      The Escalation Adjustment for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.2      Advance payments for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.3      The Advance Payment Base Price will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement. The credit memoranda Boeing provides to the Customer which are noted as “subject to escalation” will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.4      As any delivery reschedule contemplated by this Letter Agreement is a direct result of not obtaining Government Approval in a timely fashion, Boeing will retain all advance payments received for a particular Aircraft prior to the reschedule of that Aircraft and apply those payments towards the future advance payments for that same rescheduled Aircraft. In no case will Boeing pay interest on any advance payment amounts or early payment resulting from the reschedule of the relevant Aircraft.

2.2          Terminate Aircraft. Boeing may terminate the Aircraft by providing Customer with written notice of such termination and shall promptly return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Aircraft.

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03981-LA-1303707

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303707

Government Approval	LA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1303708

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.          Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: (i) aircraft communications addressing and reporting system (ACARS), (ii) digital flight data acquisition unit (DFDAU), (iii) flight management system (FMS), (iv) cabin management system (CMS), (v) engine indication and crew alerting system (EICAS), (vi) airplane information management system (AIMS), (vii) satellite communications system (SATCOM), and (viii) In-Flight Entertainment (IFE).

2.          For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3.          The SATCOM Software is part of the configuration of the Aircraft and included in the type design. If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4.          For IFE Software, if requested by Customer, Boeing will make the Aircraft accessible to Customer and Customer’s IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

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5.          All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

(i)	Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

(ii)	Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.

(iii)	Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303708
Loading of Customer Software	LA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03981-LA-1303709

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Open Matters

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737-7/8/9 program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the 737-7/8/9 program develops as follows:

1.	Aircraft Delivery Schedule.

1.1           The scheduled delivery position of the Aircraft, as of the date of this Letter Agreement is listed in Table 1 of the Purchase Agreement and provides the delivery schedule in [********************************************************************************] consisting of a nominal delivery month (Nominal Delivery Month) [***************] [***************]. No later than [***************************] prior to the Nominal Delivery Month of Customer’s first Aircraft in each calendar year, Boeing will provide written notice with a revised Table 1 of the scheduled delivery month for each Aircraft with a Nominal Delivery Month in such calendar year.

1.2           Prior to providing such notice described in Article 1.1, Boeing will consider and make reasonable efforts to accommodate Customer requests regarding Aircraft quantities in certain periods. Such notice provided by Boeing will constitute an amendment to the Table 1 of the Purchase Agreement. The amended Table 1 shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE on-dock dates, and the

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calculation of Escalation Adjustment; however, the amended Table 1 will not revise or change the Advance Payment Base Price for the Aircraft.

2.	Aircraft Configuration.

2.1           The initial configuration of Customer's Model 737-8 Aircraft has been defined by Boeing Model 737-8 basic specification [**********************************], [*********], and will be configured as described in Article 1 and Exhibit A of the Purchase Agreement (Initial Configuration). Final configuration of the Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

2.1.1           No later than [*******************] prior to the first Aircraft's scheduled delivery, Boeing and Customer will discuss potential optional features.

2.1.2           Within [********************] after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

2.1.3           Customer will then have [*********************] to accept or reject the optional features.

2.1.4           Within [*******************] following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

(i)	changes applicable to the basic Model 737-8 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

(ii)	incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

(iii)	revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE; and

(iv)	changes to the Optional Features Prices, and Aircraft Basic Price to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer

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BOEING PROPRIETARY

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Configuration Changes. Such changes will not result in a change to the Advance Payment Base Price provided in Table 1.

3.	Customer Support Variables.

3.1           The initial customer support package contained in Supplemental Exhibit CS1 to the Purchase Agreement is predicated upon the 737NG customer support package. Boeing intends to further refine the post delivery support package for the 737-8 and will provide this revised package to Customer no later than twenty four (24) months prior to the first month of the scheduled delivery quarter of the first Aircraft. The provision of such revised Supplemental Exhibit CS1 will constitute an amendment to the Purchase Agreement and will provide the Customer in aggregate an overall Boeing post delivery support package that is equivalent to, or better than, the Supplemental Exhibit CS1 included in the Purchase Agreement as of the date of this Letter Agreement.

3.2           Additionally, Boeing will engage in discussions with Customer in conjunction with the providing of the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored post delivery support services beyond the scope of the Supplemental Exhibit CS1 that will further enhance the maintainability and operational efficiency of the Aircraft.

4.	Other Letter Agreements.

Boeing and Customer acknowledge that as they work together to develop the 737-8 program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute or amend letter agreements addressing one (1) or more of the following:

4.1           Software. Additional provisions relating to software and software loading.

4.2           Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE). Provisions relating to the terms under which Boeing may offer or install SPE in the Aircraft.

4.3           Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.

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BOEING PROPRIETARY

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Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303709
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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03981-LA-1303710

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737-7 aircraft or Model 737-9 aircraft (Substitute Aircraft) in place of any Aircraft, subject to the following terms and conditions:

1.	Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(i)	for 737-8 to 737-7 substitutions no later than the first day of the month that is [*******************] prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer, or;

(ii)	for 737-8 to 737-7 substitutions no later than the first day of the month that is [********************] prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer.

(iii)	for 737-8 to 737-9 substitutions no later than the first day of the month that is [*********************] prior to the scheduled

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month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer and subject to availability of 737-9 positions, or;

(iv)	for 737-8 to 737-9 substitutions no later than the first day of the month that is [*****************] prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer and subject to availability of 737-9 positions.

2.	Boeing’s Production Capability.

2.1           Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer’s notice of intent indicating whether or not Boeing’s production capability will support the scheduled delivery month.

2.2           If Boeing is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.3           All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 4 below.

3.	Auxiliary Fuel Tanks (for 737-9 Aircraft).

The right to substitute Model 737-9 aircraft under the terms of the Purchase Agreement excludes the installation of auxiliary fuel tanks.

4.	Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.

5.	Price and Advance Payments.

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The Airframe Price, Optional Features Price and, if applicable, Engine Price will be adjusted to Boeing’s and the engine manufacturer’s then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. However, the APBP for the Substitute Aircraft will remain the same as the APBP of the Aircraft scheduled in the same delivery month for the purposes of calculating advance payments for the Substitute Aircraft.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303710
Aircraft Model Substitution	LA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03981-LA-1303711

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Promotional Support

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1           Commitment Limit will have the meaning set forth in Article 2, below.

1.2           Covered Aircraft will mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3           Performance Period will mean the period beginning [********************] the scheduled delivery month of the [************************] and [************************] the scheduled delivery month of the [****************].

1.4           Promotional Support will mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

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1.5           Qualifying Third Party Fees will mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

2.	Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed [**************************] for the first Covered Aircraft delivered to Customer and not to exceed [***********************************************************************] for each Covered Aircraft delivered to Customer thereafter.

3.	Methods of Performance.

3.1           Subject to the Commitment Limit, Boeing will reimburse [*******************] of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than [********************] after the delivery of the last Covered Aircraft.

3.2           Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above.

3.3           In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing will have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

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6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303711
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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03981-LA-1303712

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

1.	Price.

1.1           Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

1.2           Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

2.	Customer Responsibilities.

Customer is responsible for:

(i)	selecting the SPE suppliers from a list provided by Boeing for the commodities identified on such list and notifying Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement;

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(ii)	for emergency/miscellaneous equipment, providing to Boeing the selected part specification/Customer requirements. Standard supplier pricing, product support, warranty, spares, training and any additional support defined by Customer will be a direct pass through to Customer at time of Aircraft delivery;

(iii)	for seats, galleys, and galley inserts negotiating price directly with the suppliers, and entering into direct agreements with the suppliers for product support including spares support, warranty, training and any additional support defined by the Customer. Customer will provide suppliers’ pricing to Boeing and will obtain suppliers’ agreement to accept Boeing’s purchase orders reflecting the Customer negotiated pricing.

3.	Boeing Responsibilities.

Boeing is responsible for:

(i)	placing and managing the purchase orders with the suppliers;

(ii)	coordinating with the suppliers on technical issues;

(iii)	for seats, galleys, and galley inserts confirming the agreed to pricing with both the Customer and supplier;

(iv)	ensuring that the delivered SPE complies with the part specification;

(v)	obtaining certification of the Aircraft with the SPE installed;

(vi)	for miscellaneous/emergency equipment, obtaining standard supplier pricing, and obtaining for Customer copies of product support, warranty, spares, training, and any additional support documentation defined by the Customer which will be provided to Customer prior to delivery of the Aircraft.

4.	Supplier Selection For SPE Galleys and Seats.

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4.1           In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Customer's selection of suppliers:

4.1.1           Galley Requirements. Customer will provide Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than eight (8) weeks prior to galley supplier selection dates in Attachment A.

4.1.2           Seat Requirements. Customer will provide to Boeing the definitive seat configuration requirements not later than eight (8) weeks prior to seat supplier selection dates in Attachment A.

4.1.3           Bidder's List. For information purposes, Boeing will submit to Customer a bidder's list of existing suppliers of seats and galleys one hundred twenty (120) days prior to the supplier selection date(s) referred to in paragraph 2 (i) above.

4.1.4           Request for Quotation (RFQ). Approximately ninety (90) days prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within thirty (30) days of the selection date.

4.1.5           Recommended Bidders. Not later than fifteen (15) days prior to the supplier selection date(s), Boeing will submit to Customer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

4.1.6           Supplier Selection. If Customer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

5.	IFE/CCS Software.

IFE/CCS may contain software of the following two types:

5.1           Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

5.2           Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

5.2.1           Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

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5.2.2           The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

5.2.3           Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

5.2.4           Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

6.	Changes.

After Customer’s acceptance of this Letter Agreement, any changes to SPE may only be made by and between Boeing and the SPE suppliers. Customer requested changes to the SPE after execution of this Letter Agreement will be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft will be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

7.	Proprietary Rights.

Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8.	Remedies.

If Customer’s nonperformance of its obligations in this Letter Agreement causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition, Boeing will have the right to:

8.1           delay delivery of the Aircraft;

8.2           deliver the Aircraft without installing the SPE;

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8.3           provide and install suitable alternate equipment and invoice Customer for the associated cost; and/or

8.4           increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance.

9.	Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.	Customer's Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

11.	Definition.

For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

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Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

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Attachment A

1.	Supplier Selection.

Customer will:

1.1           Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

Galley System	August 1, 2016

Galley Inserts	August 1, 2016

Seats (passenger)	August 1, 2016

Overhead & Audio System	August 1, 2016

In-Seat Video System	August 1, 2016

Miscellaneous Emergency Equipment	October 1, 2016

Cargo Handling Systems* (Single Aisle Programs only)	February 1, 2017

*For a new certification, Customer will need to provide Supplier Selections [*******] earlier than stated above.

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-03981-LA-1303713

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft In-Flight Entertainment and communications systems described in Attachment A to this Letter Agreement (collectively referred to as Cabin Systems Equipment or CSE). CSE is BFE that Boeing purchases for Customer and that is identified in the Detail Specification for the Aircraft.

Because of the complexity of the CSE, special attention and additional resources will be required during the development, integration, and certification of the CSE and manufacture of the Aircraft to achieve proper operation of the CSE at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (Project Manager) as set forth in Attachment B.

1.	Responsibilities.

1.1          Customer will:

1.1.1        provide Customer's CSE system requirements to Boeing;

1.1.2        select the CSE suppliers (Supplier(s)) and system configuration) from among those identified in the Option(s) listed in Attachment A to this Letter Agreement, on or before April 1, 2016; or as otherwise available in the then current 737 Standard Selections Catalog and formally offered by Boeing;

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1.1.3        promptly after selecting the Options, participate with Boeing in meetings with Suppliers to ensure that Supplier's functional system specifications meet Customer's and Boeing's respective requirements. Such functional system specifications define functionality to which Boeing will test prior to delivery but are not a guarantee of functionality at delivery;

1.1.4        select Supplier part numbers;

1.1.5        negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6        provide pricing information for CSE part numbers selected to Boeing by a mutually selected date;

1.1.7        negotiate and obtain agreements with any required service providers;

1.1.8        include in Customer's contract with any seat supplier a condition obligating such seat supplier to enter a bonded stores agreement with Boeing. This bonded stores agreement will set forth the terms concerning the use, handling. storage, and risk of loss of CSE during the time such equipment is under the seat supplier's control;

1.1.9       obligate Suppliers to:

1.1.9.1           assist the seat suppliers in the preparation of seat assembly functional test plans;

1.1.9.2           coordinate integration testing, and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing; and.

1.1.9.3           comply with Boeing’s type design and type certification data development and protection requirements where the Supplier has type design/certification responsibility. The requirements will require Suppliers to (i) maintain type design/certificate data for the life of such type certificate for all type design and (ii) entitle Boeing to access, review, and receive such type design/certification data. These requirements will be provided to Customer and included in any applicable contracts between Customer and Supplier.

1.2          Boeing will:

1.2.1        perform the Project Manager functions stated in Attachment B;

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1.2.2        provide Aircraft interface requirements to Suppliers;

1.2.3        assist Suppliers in the development of CSE system specifications and approve such specifications;

1.2.4        release purchase orders, including on-dock dates to Supplier on behalf of Customer, and manage such purchase orders;

1.2.5        coordinate the resolution of technical issues with Suppliers;

1.2.6        ensure that at the time of Aircraft delivery the CSE configuration meets the requirements of the Option(s) contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

1.2.7        obtain FAA certification of the Aircraft with the conforming CSE installed therein.

2.	Software.

CSE systems may contain software of the following two types:

2.1           Certification Software. The software required to functionally test, operate and certify the CSE systems on the Aircraft is the Certification Software and is part of the CSE.

2.2           Customer's Software. The software which is defined by the Customer to support specified features and appearance is Customer's Software and is not part of the CSE.

2.2.1        Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements. Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, or the Project Manager's functions described in Attachment B, for Customer's Software.

2.2.2        The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery.

2.2.3        Boeing has no obligation to approve any documentation to support Customer's Software certification. Boeing will only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the CSE on the Aircraft.

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2.2.4        Boeing will not be responsible for obtaining FAA certification for Customer's Software.

3.	Changes.

3.1           After Customer’s acceptance of this Letter Agreement, any changes to CSE may only be made by and between Boeing and the Supplier. Any Customer request for changes to the CSE specification after execution of this Letter Agreement will be made in writing directly to Boeing for approval and for coordination by Boeing with the Supplier. Any such change to the configuration of the Aircraft will be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement. Any Supplier price increase or decrease resulting from such change will be negotiated between Customer and Supplier.

3.2           Boeing and Customer recognize that the developmental nature of the CSE may require changes to the CSE or the Aircraft in order to ensure (i) compatibility of the CSE with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the CSE installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within fifteen (15) days after such notification Customer and Boeing cannot mutually agree on the incorporation of any such change or alternate course of action, the remedies available to Boeing in Paragraph 6 will apply.

3.3           The incorporation into the Aircraft of any mutually agreed change to the CSE may result in Boeing adjusting the price of the Option(s) contained in Attachment A to this Letter Agreement.

3.4           Boeing's obligation to obtain FAA certification of the Aircraft as it relates to CSE is limited to the CSE as described in Attachment A, as Attachment A may be amended from time to time.

4.	Supplier Defaults.

Boeing will notify Customer in a timely manner in the event of a default by a Supplier under the Supplier's purchase order with Boeing. Within fifteen (15) days of Customer's receipt of such notification, Boeing and Customer will agree on an alternate Supplier or other course of action. If Boeing and Customer are unable to agree on an alternate Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 will apply.

5.	Exhibits B and C to the AGTA.

CSE is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

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6.	Boeing’s Remedies.

If Customer does not perform its obligations as provided in this Letter Agreement or if supplier fails (for any reason other than a default by Boeing under the purchase order terms) to deliver conforming CSE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

6.1           revise the scheduled delivery month of the Aircraft to accommodate the delay in delivery of the conforming CSE and base the calculation of the Escalation Adjustment on such revised delivery month;

6.2           deliver the Aircraft without part or all of the CSE installed, or with part or all of the CSE inoperative; and/or

6.3           increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance, including but not limited to, disruption costs associated with out of sequence work by Boeing, any charges due to a Supplier’s failure to perform in accordance with CSE program milestones as established by Boeing and agreed to by the Supplier and particularly with respect to late delivery of such CSE.

7.	Advance Payments.

7.1           Estimated Price for the CSE. An estimated price for the CSE purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the advance payments for each Aircraft.

7.2           Aircraft Price. The Aircraft Price will include the actual CSE prices and any associated transportation costs charged Boeing by Suppliers or otherwise incurred by Boeing.

8.	Customer's Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any CSE, or in the installation thereof or in the provision of services hereunder, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the CSE.

9.	Title and Risk of Loss.

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Title of CSE will remain with Boeing until the Aircraft title is transferred to Customer. Risk of loss will remain with the entity that is in possession of the CSE prior to Aircraft delivery

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

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Attachment A

Cabin Systems Equipment

The following optional features (Option(s)) describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be CSE. Each such Option is fully described in Option Document as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all Options listed below.

Option Request Number and Title

2300CHXXXX

CABIN ENTERTAINMENT AND...

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Attachment B

Project Manager

1.	Project Management.

Boeing will perform the following functions for the CSE. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost, or aesthetics. Boeing will be responsible for:

(i)	managing the development of all program schedules;

(ii)	evaluating Supplier's program management and developmental plans to meet Boeing’s production schedule;

(iii)	defining program metrics and status requirements;

(iv)	scheduling and conducting program design and schedule reviews with Customer and Suppliers, as needed;

(v)	monitoring compliance with schedules;

(vi)	evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;

(vii)	managing the joint development of the CSE system specification; and

(viii)	leading the development of a joint CSE project management plan (Project Plan).

2.	System Integration.

Boeing's performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

(i)	as required, assist Suppliers in defining their system specifications for the CSE, approve such specifications and develop an overall system functional specification;

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(ii)	ensure the Project Plan includes sufficient Supplier testing, Supplier sub-system testing, and an overall CSE system acceptance test; and

(iii)	organize and conduct technical coordination meetings with Customer and Supplier(s) to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3.	Seat Integration.

(i)	Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document No’s. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan", as amended and superseded from time to time.

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1303714

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Clarifications and Understandings

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Clarifications and Understandings. The following clarifications and understandings pertain to the indicated provisions of the Purchase Agreement:

1.1           Purchase Agreement, Article 1. Quantity, Model and Description. As set forth in the AGTA, Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Buyer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

The Civil Aviation Authority of China (CAAC) has indicated to the FAA that Boeing’s manufacturing procedures meet the bi-lateral agreements between the responsible parties. The FAA uses FAR Part 25 to establish the Type Certificate. Similarly, the CAAC uses its CCAR 25 for its Type Certificate. CCAR 25 is not identical to the FAA, but the CAAC considers both to be sufficiently equivalent to recognize the FAA Type Certificate to be valid.

In the issuance of an Export Certificate of Airworthiness, the FAA complies with any additional CAAC requirements through the use of Advisory Circular 21-2 (AC 21-2). Such additional requirements are documented by the FAA in AC 21-2.

1.2           Purchase Agreement, Article 4. Payment.

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Article 4.2 refers to payments due on the “effective date” of the Purchase Agreement. Article 4.3 refers to payments due “upon signing” of the Purchase Agreement. The effective date of the Purchase Agreement is the day it is signed by Boeing, Customer and the Consenting Party. Such date appears in the first sentence of the Purchase Agreement and again just above the signature blocks of the parties to the Purchase Agreement. For clarification purposes, Boeing will provide invoices for all payments due under the Purchase Agreement to facilitate payment by Customer.

1.3           Purchase Agreement, Article 5.7. Public Disclosure.

For clarity, Customer may make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Customer’s press release by Boeing’s public relations department or other authorized representative.

2.          AGTA Article 5.3 Demonstration Flights.

For clarity, demonstration flights are to demonstrate the function of the Aircraft only to Customer and not for marketing or commercial activities with Boeing’s other customers.

3.          AGTA Article 5.5 Special Aircraft Test Requirements.

Customer is concerned for the potential that flight and ground test hours on any Aircraft could [***************]. As an accommodation for Customer’s concern, Boeing will notify Customer for any flight and ground testing that would exceed [**********] on an Aircraft. Customer and Boeing agree to discuss the matter if tests are for purposes other than the flight and ground tests described in Article 5.5 (i) and (ii) of the AGTA. For the avoidance of doubt, Boeing flight and ground tests will not [************ **************************************** ******************************].

4.          AGTA Article 6, Delivery.

Customer is concerned events may occur affecting Customer’s ability to take delivery of an Aircraft on the scheduled delivery date. As an accommodation for Customer’s concern, Boeing will work with the Customer to adjust the delivery date for [*****************] in the Purchase Agreement within the [*********************************] long as Customer provides a notice to Boeing within [*********************] after receiving Boeing’s delivery notice on that Aircraft, and, notwithstanding Article 6.4 of the AGTA, Delay, Customer will not be responsible for any of Boeing’s costs as a result of such adjustment.

5.          AGTA Article 8.2 Insurance.

Customer is concerned about aircraft insurance requirements under Article 8.2 after Customer has sold an aircraft to a new owner. For clarity, after Customer has transferred the title of an aircraft to the new owner, Customer will be released from providing certificate of insurance to Boeing for that specific aircraft after Customer has provided Boeing the notification of such post-delivery sale (AGTA Appendix III provides such a reference notice). Notwithstanding the foregoing, Customer is not released from

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its obligation under Articles 8.2 during any period which Customer has control or possession of an aircraft.

6.          AGTA Exhibit A, Buyer Furnished Equipment,

6.1           Article 7. Title and Risk of Loss. For clarification purposes, the last sentence of Article 7.1 of Exhibit A of the AGTA will provide Customer the greater of protection provided by Boeing’s liability as a bailee for [********************************] by [**************************************************]. In either case, Boeing will not be liable for loss of use.

6.2           Article 9 Indemnification of Boeing. This last sentence of Article 9 shall be modified to read: “This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's storage, handling, and installation of the BFE.”

7.          Purchase Agreement Exhibit B, Aircraft Delivery Requirements and Responsibilities.

7.1           Article 1.1, Airworthiness and Registration Documents. The first sentence of Article 1.1 shall be modified to read: “Airworthiness and Registration Documents. Not later than [*****************] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft.” Customer and Boeing also agree to work together to minimize the impact related to Customer’s notification to Boeing of the aircraft SELCAL and Mode-S information.

7.2           Article 1.2, Certificate of Sanitary Construction. For clarification purposes and pursuant to Article 1.2.2, Customer has elected to receive the Certificate of Sanitary Construction at the time of Aircraft delivery.

7.3           Article 4.1, Schedule of Inspections, and Article 4.2, Schedule for Demonstration Flights. Articles identify parties that participate in such actions and the Civil Aviation Authority of China (CAAC) may also participate in these actions.

7.4           Article 4.4, Fuel Provided by Boeing. In addition to the fuel provided by Boeing pursuant to Article 4.4, Boeing assists its customers with certain unique services or accommodation items at [******************]. If requested, Boeing provides oil and hydraulic fluid for the ferry flight. Also, if Customer does not load its own navigation database for ferry flight, Boeing will provide a limited-time use database for the ferry flight.

7.5           Article 4.6 Delivery Papers, Documents and Data. Replace the first sentence with the following:

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“Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. Such documents may include, but are not limited to the following:

1.           Aircraft Bill of Sale

2.           FAA Export Certificate of Airworthiness

3.           Weight and Balance Supplement

4.           Engine Brochure

5.           Miscellaneous Delivery Record Brochure

6.           Aircraft Readiness Log

7.           Rigging Record Brochure

8.           Auxiliary Power Unit Log

9.           FAA Airworthiness Directive Compliance Record Status”

7.6           Article 4.7, Delegation of Authority. For clarity, if required to complete the delivery of Aircraft, Boeing will provide a legal opinion in form and substance satisfactory to the Customer in connection with delivery of the Aircraft.

8.          Purchase Agreement Supplemental Exhibit BFE1, Aircraft Delivery Requirements and Responsibilities.

Customer and Boeing agree to work together to help Customer fulfill the requirements under Supplemental Exhibit BFE1.

9.          Redacted version of Purchase Agreement.

Customer has concerns regarding the confidential treatment of the Purchase Agreement when the relevant stock exchanges require certain disclosure from Customer. To accommodate Customer, Boeing will provide redacted version of the Purchase Agreement if requested by Customer for the purpose of providing disclosure to relevant stock exchanges.

10.         AGTA Terms Revisions.

AGTA terms revisions in Letter Agreement 6-1165-CKR-1223 under Purchase Agreement No. 03107 will apply to Purchase Agreement No. 03981 where applicable.

11.         Purchase Agreement Letter Agreement LA-1303712 Seller Purchased Equipment.

11.1         For clarification purposes concerning SPE changes, Customer may provide written request to Boeing for review and approval subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement. In addition, Boeing agrees to work with Customer and suppliers in the event Boeing determines SPE changes are necessary to fulfill the Boeing’s obligations under the Purchase Agreement.

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11.2         Delay of an aircraft delivery caused by an event or events set out in Section 7.1 of the AGTA No. AGTA-GUN is subject to the provisions under section 7 of the AGTA. Delay of an aircraft delivery as defined in the Non-Excusable Delay Letter Agreement is subject to the provisions of the Non-Excusable Delay Letter Agreement LA-1303700. This applies to all Boeing aircraft and Boeing’s obligations under the Purchase Agreement including but not limited to Boeing’s obligations under the SPE Letter Agreement LA-1303712.

11.3         Article 10. Customer’s Indemnification of Boeing. This last sentence of SPE Letter Agreement LA-1303712 Article 10 shall be modified to read: “This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's storage, handling, and installation of the SPE.”

12.         Purchase Agreement Letter Agreement LA-1303713 Cabin Systems Equipment (CSE).

12.1         For clarification purposes concerning CSE changes, Customer may provide written request to Boeing for review and approval subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement. In addition, Boeing agrees to work with Customer and suppliers in the event Boeing determines CSE changes are necessary to fulfill the Boeing’s obligations under the Purchase Agreement.

12.2         Delay of an aircraft delivery caused by an event or events set out in Section 7.1 of the AGTA No. AGTA-GUN is subject to the provisions under section 7 of the AGTA. Delay of an aircraft delivery as defined in the Non-Excusable Delay Letter Agreement is subject to the provisions of the Non-Excusable Delay Letter Agreement LA-1303700. This applies to all Boeing aircraft and Boeing’s obligations under the Purchase Agreement including but not limited to Boeing obligations under the CSE Letter Agreement LA-1303713.

12.3         Article 8. Customer’s Indemnification of Boeing. This last sentence of SPE Letter Agreement LA-1303713 Article 8 shall be modified to read: “This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's storage, handling, and installation of the CSE.”

13.         Purchase Agreement Letter Agreement LA-1303705 Special Escalation Program. Customer has concerns regarding the length of time period Boeing caps the Escalation Adjustment for the Airframe, Price and Optional Features of each Aircraft in Table 1 of the Purchase Agreement. For the avoidance of doubt, the capped period may be extended by mutual agreement between Customer and Boeing in the event of aircraft delivery rescheduling.

14.         CAAC regulatory information

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It is recognized that the Civil Aviation Authority of China (CAAC) works with certain aircraft-related information, including Type Certificate Data Sheets (TCDS), Validation of Type Certificate Data Sheets (VTCDS), Aircraft Letter of Definition (ALOD) in order to issue to Customer the necessary aircraft certificates for operating the Aircraft in China. Boeing agrees to work with the relevant regulatory entities on a timely basis to support the process providing such information to the CAAC.

15.         Assignment

15.1         Notwithstanding any other provisions of the Purchase Agreement, if Customer requests to assign an Aircraft under the Purchase Agreement to an assignee which Customer or China Southern Airlines Holding Company directly controls or holds [*****************************], Customer will work with Boeing in accordance with the lead-time and charges required for configuration changes and Boeing will not unreasonably withhold its consent to the assignment of Customer’s rights and obligations under the Purchase Agreement as relates to the specific Aircraft or post-delivery entitlements (collectively “Assigned Rights”), including but not limited to all rights and obligations with respect to advance payments already paid to Boeing under the Purchase Agreement.

15.2         Any such assignment will be in the form acceptable to Boeing (AGTA Appendix II provides such a reference form), including the undertaking by Customer to be bound by the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions set forth in Article 11 of Part 2 of Exhibit C to the AGTA.

16.         Regulatory Approval, Validated Type Certificate (VTC).

It is recognized that obtaining the 737-8 Validated Type Certificate (VTC) is necessary for Customer to import and use the Aircraft in China. Customer has requested that Boeing take responsibility for obtaining the VTC for the 737-8. While Boeing recognizes Customer’s concern regarding VTC for the 737-8, Boeing is not able to accept responsibility for obtaining the VTC from the CAAC. If the lack of VTC approval results in the delay of an Aircraft delivery, such a delay would be an Excusable Delay (as defined in Article 7.1 of the AGTA). However, Boeing commits to support the process of obtaining the VTC and Customer’s efforts (as applicable) towards the same as described herein. In support of obtaining VTC approval, Boeing will be responsible for: (1) assessing the applicable regulatory requirements, (2) generating data and analysis to reasonably support the approval requirements, (3) submitting such information to the applicable regulatory agency, and (4) supporting discussions with regulators to assist in the evaluation of the Boeing submittal.

This will be accomplished through an Option (similar to Options [***************] and [*************] in Exhibit A-1 and Exhibit A-2 of Purchase Agreement No. PA-3263) to support an Export Certificate of Airworthiness for the Aircraft.

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17.         Aircraft and Engines.

Customer has concerns regarding the CFM LEAP-1B type engines installed in the Aircraft at the time of delivery. For clarity, Boeing will manufacture each Aircraft and install the appropriate CFM LEAP-1B engines to conform to the appropriate Type Certificate issued by the FAA and in accordance with Boeing’s production process and requirement.

18.         Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03981-LA-1303714
Clarifications and Understandings	LA Page 7

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303714
Clarifications and Understandings	LA Page 8

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1303715

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	CASC Volume Agreement

Reference:	a) Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

b) Purchase Agreement Letter Agreement GUN-PA-03981-LA-1303700, Liquidated Damages – Non-Excusable Delay

c) Purchase Agreement Letter Agreement GUN-PA-03981-LA-1303705, Special Escalation Program

d) Purchase Agreement Letter Agreement GUN-PA-03918-LA-1303716, Airworthiness Directive Cost Participation Program

e) Purchase Agreement Letter Agreement GUN-PA-03981-LA-1502888, Special Matters

1.          Volume Agreement Option.

Boeing and Customer acknowledge that, in the future, Boeing may enter into a purchase agreement with [******************************************************************] or its successor organization, for Model 737-8 aircraft (Volume Agreement). If Boeing enters into a firm and unconditional Volume Agreement between the effective date of this Purchase Agreement and September 1, 2015, or any mutually agreed extension of this date, then Boeing will propose an amendment to Table 1 to the Purchase Agreement, Special Escalation Program and Special Matters as applicable and if needed, for the affected Aircraft under the Purchase Agreement which are included in the Volume Agreement, to ensure that Customer will not be disadvantaged on a net Airframe Price basis, after adding up all the credit memoranda and special consideration provided in the [************************************************************************************************************************] [***********************************************************************************], and [*********************************] letter agreements and making any applicable base

GUN-PA-03981-LA-1303715
CASC Volume Agreement	LA Page 1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission year price adjustments between this Purchase Agreement and the Volume Agreement. Customer reserves its right to accept such proposed amendments. No other terms and conditions of the Volume Agreement will apply to this Purchase Agreement.

2.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

3.          Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03981-LA-1303715
CASC Volume Agreement	LA Page 2

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303715
CASC Volume Agreement	LA Page 3

 BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1303716

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Airworthiness Directive Cost Participation Program

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. It grants to Customer the Airworthiness Directive Cost Participation Program described herein (Program). All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Scope.

This Program applies to any Boeing Product installed in the Aircraft at the time of delivery that is modified or replaced with Boeing-designed corrective materials to comply with terminating actions specified in FAA Airworthiness Directives when the defects are of the type covered by the material and workmanship or design warranties set forth in Part 2 of Exhibit C, Product Assurance Document, of the AGTA.

2.	Term.

The term of the Program is [*********************************] after delivery of each Aircraft.

3.	Boeing Participation.

3.1       Materials. If any corrective materials are required as described under paragraph 1 above during the term of this Program, Boeing will promptly furnish such materials to Customer (including Boeing-designed standard parts but excluding industry standard parts such as MS and NAS standards) at a price determined in accordance with the following formula:

[*****]	[*****]
[*****]

GUN-PA-03981-LA-1303716
Airworthiness Directive Cost Participation Program	LA Page 1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

[****]	Price to Customer

[****]	The Boeing then-current sales price for such materials

[****]	Total age in months (to the nearest month) of the Aircraft in which such materials are installed from the date of delivery of such Aircraft to the date of completion of such installation.

3.2        Labor. Any labor reimbursement for Customer's installation of materials in the Aircraft that Boeing is required to provide to Customer pursuant to the provisions of paragraph 1 above, will be provided to Customer in an amount as determined by the following formula:

[***]	[*********]

[***]	Reimbursement amount provided to Customer.

[***]	The product of Customer's direct labor man-hours expended in actual installation of corrective materials in the Aircraft, but not to exceed Boeing's reasonable estimate of the man-hours required for the performance thereof by Customer, multiplied by the then-current Warranty Labor Rate.

[***]	Total age in months (to the nearest month) of the Aircraft in which such materials are installed from the date of delivery of such Aircraft to the date of completion of such installation.

4.	General Conditions and Limitations.

4.1        Customer's written notice of claim under this Program must be received by Boeing’s Warranties Regional Manager within [****************] from the date of issuance of any applicable Airworthiness Directive.

4.2        THE DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 11 of Part 2 of Exhibit C of the AGTA apply to this Program.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in

GUN-PA-03981-LA-1303716
Airworthiness Directive Cost Participation Program	LA Page 2

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03981-LA-1303716
Airworthiness Directive Cost Participation Program	LA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303716
Airworthiness Directive Cost Participation Program	LA Page 4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1303717

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Payment Matters

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Advance Payments for the Aircraft – Due on the Effective Date of the Purchase Agreement.

It is understood that Customer’s ability to make advance payments described in Articles 4.2 and 4.3 of the Purchase Agreement may be impacted due to monetary issues. Therefore Boeing agrees all advance payments due on the effective date of the signing of the Purchase Agreement, as specified in Articles 4.2 and 4.3, may be [************************************************], by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

2.	Other Scheduled Advance Payments.

As defined in Article 4.2 of the Purchase Agreement, advance payments are required for each Aircraft in the percentages and at the times shown in Table 1 of the Purchase Agreement. For all advance payments due to Boeing, Boeing will provide Customer with an invoice about [**************] prior to the date the advance payment is due. This is done as an accommodation for Customer and does not relieve Customer from providing advance payments to Boeing at the times shown in Table 1 of the Purchase Agreement.

3.	Payment at Aircraft Delivery.

GUN-PA-03981-LA-1303717
Payment Matters	LA Page 1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay, or cause to be paid, the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoice for such payment about [***************] prior to Aircraft delivery.

4.	Rescheduling of Aircraft.

Letter Agreement GUN-PA-03981-LA-1303707 “Government Approval” specifies the date by which government approval is to be obtained. After Customer obtains government approval and if Customer does not make all advance payments as specified in the Purchase Agreement, Boeing may reschedule any or all of the Aircraft at any time thereafter as it deems necessary based on Boeing’s production considerations and constraints. Boeing will give Customer [************************] notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such thirty (30) day notification period. Boeing will work with Customer in good faith to explore alternatives to such Aircraft rescheduling as may be available.

5.	Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of Paragraph 4 above, then Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within [****************] after [*******************************] notice is given.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03981-LA-1303717
Payment Matters	LA Page 2

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1303717
Payment Matters	LA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03980/03981-LA-1502329

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Used Aircraft Trade-In Matters

Reference:	Purchase Agreement No. PA-03980 relating to Model 737-800 aircraft (737-800 Purchase Agreement) and Purchase Agreement No. PA-03981 relating to Model 737-8 aircraft (737-8 Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) (the 737-800 Purchase Agreement and the 737-8 Purchase Agreement, each a Purchase Agreement and collectively the Purchase Agreements)

This letter agreement (Letter Agreement) amends the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreements.

1.	Used Aircraft Acquisition Agreement.

Boeing and Customer have entered into the acquisition agreements for used aircraft no. A0203/GUN-01, A0204/GUN-02, A0205/GUN-03 (each an Acquisition Agreement and collectively the Acquisition Agreements). Boeing’s purchase of the Used Aircraft and Used Aircraft Equipment as defined in the Acquisition Agreements shall be in accordance with the provisions of the Acquisition Agreements.

2.          757-200, 737-300 Aircraft, Spare Engines and Spare Parts; Trade-In Delivery and Title Transfer; Trade-in delivery conditions.

2.1       In consideration of Customer purchasing and taking delivery of [*******] 737-800 and [*********] 737-8 aircraft (New Aircraft), Boeing agrees to take in trade the Used Aircraft Equipment earlier than the scheduled delivery of the New Aircraft to Customer and on an “oldest-aircraft-out-first” basis in accordance with the Acquisition Agreements, including Table 1.

2.2       Trade-in delivery and title transfer to Boeing of the Used Aircraft Equipment will take place according to the provisions of Article 2 of the Acquisition

GUN-PA-03980/03981-LA-1502329
Used Aircraft Trade-in Matters	LA Page 1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Agreements, but no later than [************] after the associated trade-in delivery date. The trade-in delivery and title transfer of such Used Aircraft Equipment shall be delivered on the date specified in the Acquisition Agreements and Customer shall ensure that the Used Aircraft Equipment meet the return conditions per the Acquisition Agreements at the time of the trade-in date.

2.3       Price. Boeing agrees to purchase the Used Aircraft Equipment according to the provisions of Article 3 of the Acquisition Agreements.

3.	Exclusive Right to Sell.

Boeing shall have the exclusive right to sell or dispose Used Aircraft Equipment as defined in Article 1.9 of Acquisition Agreements.

4.	Non-Transferable.

Boeing’s agreement to purchase the Used Aircraft Equipment is provided as a financial accommodation to the Customer in consideration of Customer purchasing the New Aircraft and the purchase of the Used Aircraft Equipment by Boeing is non-transferable to a third party.

5.	Assignment.

Boeing reserves the unrestricted right to transfer or assign all or a portion of its rights, title and interest in the Used Aircraft and its obligations and benefits under any Acquisition Agreements to third parties. Customer shall cooperate with Boeing in complying with reasonable documentation and insurance/indemnity requirements. Boeing agrees that no such transfer or assignment will materially change the duty of or materially increase the burden or risk imposed on Customer.

6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreements and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-03980/03981-LA-1502329
Used Aircraft Trade-in Matters	LA Page 2

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03980/03981-LA-1502329

Used Aircraft Trade-in Matters	LA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1502331

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	AGTA Matters

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	AGTA Basic Articles.

1.1          Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows: Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level.)

1.2          Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows: Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER).

1.3          Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows: Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 737-600, 737-700 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic

GUN-PA-03981-LA-1502331

AGTA Matters	LA Page 1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

2.	Appendices to the AGTA.

2.1          Appendix I, entitled “SAMPLE Insurance Certificate” the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7, 737-8, 737-9 in the amount of [**************].

3.	Exhibit C to the AGTA, “Product Assurance Document”.

3.1          Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows: for Boeing aircraft models 777F, 777-200, 777-300, 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends forty-eight (48) months after Delivery.

GUN-PA-03981-LA-1502331

AGTA Matters	LA Page 2

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1502331

AGTA Matters	LA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1502888

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.           Credit Memoranda. In consideration of Customer’s purchase of fifty (50) Aircraft, Boeing will provide to Customer the following credit memoranda:

1.1          Model 737-8 Aircraft Basic Credit Memorandum. At the time of delivery of each Model 737-8 Aircraft, Boeing will issue to Customer a basic credit memorandum (Model 737-8 Aircraft Basic Credit Memorandum) in an amount of [*************] [**************************************************************]

1.2          Model 737-8 Aircraft Customer Support Credit Memorandum. At the time of delivery of each Model 737-8 Aircraft, Boeing will issue to Customer a customer support credit memorandum (Model 737-8 Aircraft Customer Support Credit Memorandum) in the amount of [************************************************************] [**********************************************]

1.3          Model 737-8 Aircraft Customer Loyalty Credit Memorandum. At the time of delivery of each Model 737-8 Aircraft, Boeing will issue to Customer a fleet support credit memorandum (Model 737-8 Aircraft Fleet Support Credit Memorandum) in the amount of [**************************************************]

1.4          Model 737-8 Aircraft Quantity Bonus Credit Memorandum. At the time of delivery of each Model 737-8 Aircraft, Boeing will issue to Customer a quantity bonus credit memorandum (Model 737-8 Aircraft Quantity Bonus Credit Memorandum) in

GUN-PA-03981-LA-1502888

Special Matters	LA Page 1

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission the amount of [************************************************************************************] [*********************]

1.5          Model 737-8 Aircraft Special Closing Credit Memorandum. At the time of delivery of each Model 737-8 Aircraft, Boeing will issue to Customer a special closing credit memorandum (Model 737-8 Aircraft Special Closing Credit Memorandum) in the amount of [******************************************************************]

1.6          Model 737-8 Aircraft Modified PDP Bonus Credit Memorandum. If Customer provides a payment of [***************************************] standard [***] [************] of the Advance Payment Base Price for each Model 737-8 Aircraft on the effective date of the Purchase Agreement, then at the time of delivery of each Model 737-8 Aircraft, Boeing will issue to Customer a modified PDP bonus credit memorandum (Model 737-8 Aircraft Modified PDP Bonus Credit Memorandum) in an amount of [*****************************************************]

1.7          Model 737-8 Aircraft Final Closing Credit Memorandum. At the time of delivery of each Model 737-8 Aircraft, Boeing will issue to Customer a final closing credit memorandum (Model 737-8 Aircraft Final Closing Credit Memorandum) in the amount of [**************************************]

1.8          Model 737-8 Aircraft Infrastructure Supplemental Credit Memorandum. At the time of delivery of each Model 737-8 Aircraft, Boeing will issue to Customer an infrastructure supplemental credit memorandum (Model 737-8 Aircraft Infrastructure Supplemental Credit Memorandum) in the amount of [*******************************] [****************************]

1.9          Model 737-8 Aircraft MAX Support Credit Memorandum. At the time of delivery of each Model 737-8 Aircraft, Boeing will issue to Customer a MAX support credit memorandum (Model 737-8 Aircraft MAX Support Credit Memorandum) in the fixed, not subject to escalation, amount of [************************************************] [*******************] For the avoidance of doubt, the Model 737-8 Aircraft MAX Support Credit Memorandum is a not subject to escalation, fixed-amount credit memorandum.

1.10       Model 737-8 Aircraft MAX Training Support Credit Memorandum. To support 737 MAX aircraft related training matters, Boeing will issue to Customer a MAX training support credit memorandum (Model 737-8 Aircraft MAX Training Support Credit Memorandum) in the fixed, not subject to escalation, amount of [***************] [*****************************************]. For the avoidance of doubt, the Model 737-8 Aircraft MAX Training Support Credit Memorandum is a one-time, not subject to escalation, fixed-amount credit memorandum.

1.11       Model 737-8 Aircraft MAX Training Storage Credit Memorandum. To support 737 MAX aircraft related delivery matters, Boeing will issue to Customer a MAX training storage credit memorandum (Model 737-8 Aircraft MAX Training Storage

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Credit Memorandum) in the fixed, not subject to escalation, amount of [*************] [***********************************************************]. For the avoidance of doubt, the Model 737-8 Aircraft MAX Training Storage Credit Memorandum is a one-time, not subject to escalation, fixed-amount credit memorandum to support the storage needs of Customer’s first Model 737-8 Aircraft.

1.12       Model 737-8 Aircraft MAX Change Support Credit Memorandum. To support 737 MAX aircraft related Manufacturer Changes and validation matters, Boeing will issue to Customer a MAX change support credit memorandum (Model 737-8 Aircraft MAX Change Support Credit Memorandum) in the fixed, not subject to escalation, [***************************************************************************]. For the avoidance of doubt, the Model 737-8 Aircraft MAX Change Support Credit Memorandum is a one-time, not subject to escalation, fixed-amount credit memorandum.

1.13       Model 737-800 Aircraft Infrastructure MTOW Credit Memorandum. Boeing will issue to Customer an infrastructure MTOW credit memorandum (Model 737-8 Aircraft Infrastructure MTOW Credit Memorandum) in the not subject to escalation fixed-amount of [************************************************************] [*********************************************]. For the avoidance of doubt, the Model 737-8 Aircraft Infrastructure MTOW Credit Memorandum is a not subject to escalation, fixed-amount credit memorandum that may only be for the purchase of Boeing goods and services, and this is in addition to the fixed-amount of [*************************************] [************************************************] Boeing already provided to Customer by offsetting against the MTOW payment required from Customer.

1.14       Model 737-8 Aircraft Infrastructure Support Credit Memorandum. As part of the [**********************************] in consideration for Customer purchasing thirty (30) Model 737-800 and fifty (50) Model 737-8 aircraft, Boeing will issue to Customer an infrastructure support credit memorandum (Model 737-8 Aircraft Infrastructure Support Credit Memorandum) in the not subject to escalation fixed-amount in three installments as follows:

(i)                [********************************************************************************] [**************************************************].

(ii)                [********************************************************************************] [***************************************************].

(iii)                [**************************************************************************************] [***************************************************].

2.	Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs [*******************] are in [******************] and will be escalated to the scheduled month of the respective Aircraft delivery pursuant to the Airframe Escalation

GUN-PA-03981-LA-1502888

Special Matters	LA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission formula set forth in the Purchase Agreement applicable to the Aircraft. Unless otherwise noted, amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.14, may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but will not be applied to advance payments).

3.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Model 737-8 Aircraft Customer Support Credit Memorandum contained in paragraph 1.2 above, in the event of any unauthorized disclosure by Customer.

GUN-PA-03981-LA-1502888

Special Matters	LA Page 4

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1502888

Special Matters	LA Page 5

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1504068

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Customer Support Matters

Reference:	Purchase Agreement No. PA-03981 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Customer Support Document.

AGTA Exhibit B, Part 1, Article 5.3 is modified to the following:

If the training is based at Boeing’s facility and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If Boeing’s estimated labor charge for the repair exceeds [***********************************************] Boeing and Customer will enter into an agreement for additional services before beginning the repair work. For the avoidance of doubt, any training using an aircraft will occur only after delivery and will be at the request of Customer.

2.	737-8 Training Matters

2.1 Notwithstanding the training services furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet described in Supplemental Exhibit CS1. Boeing will provide additional flight crew differences training to acquaint [*********] [*********************************] with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2 Boeing's goal is to develop training programs that will be approved by multiple regulatory agencies including the CAAC. [******************************]

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

[************************************************************************************************** *************************************************************************************************** *************************************************************************************************** *************************************************************************************************** *************************************************************************************************** *************************************************************************************************** *************************************************************************************************** *************************************************************************************************** ******************************************************************************************]

3.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

4.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-03981-LA-1504068

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03980/03981-LA-1502330

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Purchase and Trade-in Framework Agreement

Reference:	1) Purchase Agreement No. PA-03980 relating to Model 737-800 aircraft (737-800 Purchase Agreement) and Purchase Agreement No. PA-03981 relating to Model 737-8 aircraft (737-8 Purchase Agreement) between The Boeing Company and China Southern Airlines Company Limited with China Southern Airlines Group Import and Export Trading Corp., Ltd. (the 737-800 Purchase Agreement and the 737-8 Purchase Agreement, each a Purchase Agreement and collectively the Purchase Agreements)

2) Acquisition Agreements for Used Aircraft No. A0203/GUN-01, A0204/GUN-02, A0205/GUN-03 between Boeing Aircraft Holding Company and China Southern Airlines Company Limited with China Southern Airlines Group Import and Export Trading Corp., Ltd., China Southern Airlines (Group) Xinjiang Import & Export Trading Co., Ltd., and China Southern Airlines Henan Company Limited (each an Acquisition Agreement, collectively the Acquisition Agreements)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.             Definition of Parties. For the purposes of this Letter Agreement only, the parties shall be defined as follows:

1.1 China Southern Airlines Company Limited, China Southern Airlines Group Import and Export Trading Corp., Ltd., China Southern Airlines (Group) Xinjiang Import & Export Trading Co., Ltd., and China Southern Airlines Henan Company Limited are collectively defined as China Southern.

1.2 The Boeing Company and Boeing Aircraft Holding Company (BAHC) are collectively defined as Boeing.

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BOEING PROPRIETARY

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2.	[****************].

In addition to Article 3.11 of the Acquisition Agreements and as a sole remedy, if BAHC breaches its obligations under the Acquisition Agreements to purchase Used Aircraft despite China Southern being in full compliance with its obligations under the Purchase Agreements and the Acquisition Agreements, China Southern [*************** ********************] with prior written notice to Boeing [*************************************] before [**********************************************] in order to reestablish the intended [******************************************************]. [*****************************] by China Southern of [*********************************], Boeing shall return to China Southern all advanced payments received for [*********************************] within [*************** ****************************************************].

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. China Southern will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of China Southern with a need to know the contents for purposes of helping China Southern perform its obligations under the Purchase Agreements and the Acquisition Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY		CHINA SOUTHERN AIRLINES CO., LTD.

By		By

Its	Attorney-In-Fact	Its

BOEING AIRCRAFT HOLDING COMPANY		CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By		By

Its	Attorney-In-Fact	Its

CHINA SOUTHERN AIRLINES (GROUP) XINJIANG IMPORT & EXPORT TRADING CO., LTD.

By

Its

China Southern Airlines Henan Company Limited

By

Its

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Purchase and Trade-in Framework Agreement	LA Page 3

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission